UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-09815
The Arbitrage Funds
(Exact name of Registrant as specified in charter)

41 Madison Avenue
42nd Floor
New York, NY 10010
(Address of principal executive offices) (Zip code)
John S. Orrico
Water Island Capital, LLC
41 Madison Avenue
42nd Floor
New York, NY 10010
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-584-2366
Date of fiscal year end: May 31, 2011
Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.
The Arbitrage Fund
Class R
Class I
The Arbitrage Event-Driven Fund
Class R
Class I
41 Madison Avenue
42nd Floor
New York, New York 10010
800-295-4485
www.thearbitragefunds.com
ANNUAL REPORT
May 31, 2011

Dear Shareholders,
The past fiscal year marked an eventful one for the Arbitrage Funds family. Last summer the flagship Arbitrage Fund was “soft-closed” in order to align our growth in assets with the interests of our growing shareholder base by ensuring the Fund remains a nimble investor in the markets in which it invests. In October, the Arbitrage Event-Driven Fund (AEDFX/AEDNX) was launched with a broader focus on event-driven investing, as this new Fund employs both equity and fixed-income strategies. In another milestone, the Arbitrage Funds passed $2 billion in assets, an important achievement allowing our team to further invest in our most important assets: the professionals that serve you as well as the technology and infrastructure required to invest across the globe.
Below, we’ve highlighted our thoughts and outlook for both Funds. As always, we want to take this opportunity to thank you, our fellow shareholders, for the support you have shown our organization over the past ten years.
The Arbitrage Fund
The Arbitrage Fund generated a return of 4.37% for the retail share class (ARBFX), and 4.74% for the institutional share class (ARBNX) for the twelve months ended May 31, 2011. This performance is essentially in line with our target returns in today’s low interest rate environment, which continues to keep spreads in check. Strategic deals continue to dominate the portfolio, which entered the new fiscal year with an average duration of roughly 75 days.
The Fund has posted positive returns now for 18 of the past 24 quarters. Of equal importance to our target demographic of risk-conscious investors, it has done so, by design, with significantly less volatility than the broader equity markets. As of June 30, 2011 the Fund’s three-year annualized standard deviation was 4.24%. By contrast, the S&P 500’s three-year annualized standard deviation stood at 21.19%.
While standard deviation comparisons may be an industry norm, we consider the Fund’s benchmark correlations to be far more instructive — because our discipline is specifically aimed at non-correlation. Hence, versus the Barclays Capital U.S. Aggregate Bond Index, the Fund’s correlation lingers in the decimal point neighborhood of 0.10%. From an equities perspective versus the S&P 500, it hovers around 0.36%. We feel it important to note that our strategies are not philosophically contrarian. They are as market-neutral as they can be with respect to our overarching goal — which is to offer investors a non-market-correlated alternative to mainstream fixed-income or equity products and strategies that are often far more volatile, and therefore more destabilizing, in asset allocation applications.

THE MARKETS AND THE ENVIRONMENT
Natural disasters of apocalyptic proportions formed the backdrop against which the tail end of the past year’s mergers and acquisitions (M&A) events unfolded. Despite tornados, floods, the “Arab Spring” political unrest in oil-producing regions, and disappointing economic recovery indicators in the U.S., M&A activity from all corners of the globe continued to escalate with surprising vigor.
Compared with the M&A marketplace at this time last year, 2011 metrics not only document an escalation in the number of deals, market value, and average size; they also point firmly to an increase in overall deal quality as indicated by decreases in hostile activity. Expressed another way, the environment for unfriendly takeovers has become even more unfriendly. Increased shareholder vigilance and activism has made the boards of takeover and target firms alike sharpen their due diligence and reexamine their fiduciary responsibilities.
As an aside, it is interesting to note that many deal announcements that are accretive or even flat to the acquiring company’s earnings continue to be well received, evidenced by an upward move in the acquiring company’s stock price following a deal announcement. Shareholders seem to be embracing smart, strategic deals as a positive use of low-cost debt or large, low-yielding cash balances in acquiring companies’ coffers.
Merger activity continues to be choppy, reflecting the broader macro-economic “fits and starts” experienced both in the U.S. and Europe; but overall, deal activity remains vibrant. A report issued by PricewaterhouseCoopers Transaction Services (PWC) notes that the first five months of 2011 showed a 39% increase in U.S. M&A activity, in terms of value, compared to the same period last year. The report considers the main drivers behind the improvement to be strong capital market performance, favorable credit conditions, and strong cash positions for both corporate and private equity buyers. Citing Factset, PWC points out that on the whole, S&P 500 Index balance sheets have over $1.1 trillion in cash, and that sellers are taking more control of the acquisition process and seem to be demanding a shorter due diligence process along with commitments to improve the certainty of merger execution. Over the coming months, PWC expects deal flow to continue, believes larger transactions may grow as the cycle continues, and expects technology, financials, healthcare, energy, and industrial products to be the primary sectors experiencing deal activity.
Bloomberg supports this view from a global perspective: as of May 25, its data shows merger volume surpassed $1 trillion globally, about six weeks earlier than the same threshold was reached in 2010. Average disclosed deal size so far this year is $196 million based on 10,088 transactions with an average premium of 23%. Last year, 10,334 deals had been announced as of May 25, on volume of $964 billion and a 23% average premium.

We agree with these commentaries and indicators, and believe the market is still in the beginning stages of an up-trend in M&A activity.
DISCIPLINE PAYS
The Fund remains committed to strategic, announced transactions that have what we consider the best risk/reward characteristics and the highest probability to close. Although it is always tempting to invest in developing situations that may lead to a deal, we continue to adhere to our mandates. This approach paid dividends to investors — literally and figuratively — by avoiding some now well-publicized deal debacles.
High-profile deals that involve non-definitive situations and present numerous hurdles to closure can be successful in a bull market. However, these situations can be devastating in a down market, and cannot be considered templates for long-term success in merger arbitrage.
The Arbitrage Event-Driven Fund
The Arbitrage Event-Driven Fund returned 3.43% in the retail share class (AEDFX) and 3.57% in the institutional share class (AEDNX) for the eight months through the end of our fiscal year ending May 31, 2011. Since the Fund’s launch on October 1, 2010, we have continued to diversify the Fund with our investments in four categories. These were, and continue to be: low-volatility Equity Merger Arbitrage (48% of assets as of 6/30/11), low-volatility Fixed-Income Merger Arbitrage (5% of assets as of 6/30/11), medium-volatility Fixed-Income Special Situations (28% of assets as of 6/30/11), and higher-volatility Equity Special Situations (19% of assets as of 6/30/11). While we strive to maintain a healthy balance among these areas, allocations will continue to vary over time depending on the risk/reward opportunities determined by our investment team.
Through the spring of 2011, most investors would likely have been pleased with their year-to-date market returns. The S&P 500 was up nearly 8.5%, the Merrill Lynch U.S. Corporate Master Index was up 2.7% YTD and yielded 3.88%, the Merrill Lynch HY Master II Index, a proxy for high yield credit returns, was up 5.48% and yielded 6.78%, and Treasuries continued near multi-decade low yields. However, this performance seemed predicated on one underlying assumption: that the global economic recovery was a sure thing. While equities did appear attractive by many measures, we felt that strong economic growth was highly uncertain, and that their risk/reward profile was inadequate given the tenuous economic recovery, commodity inflation, volatility around European Sovereign credit, the end of QE2 (the Federal Reserve’s second round of “quantitative easing”) in June, and continued distress in the Middle East.
EQUITY MERGER ARBITRAGE
Meanwhile, towards the end of our fiscal year, while other more speculative merger arbitrage investors struggled, our optimized Equity Merger Arbitrage portfolio performed well due to our bias towards announced, definitive merger transactions having a sound strategic rationale. This portion of The Arbitrage Event-Driven Fund typically features 25-35 merger arbitrage transactions that our investment team has tagged as having the best risk/reward profile out of our entire deal universe. This more concentrated and focused approach to Equity Merger Arbitrage (as compared to our broader approach within The Arbitrage Fund) allows this sleeve of the Event-Driven Fund to capture returns representative of the broad deal universe with a less diversified portfolio.
FIXED-INCOME MERGER ARBITRAGE
Mergers and acquisitions remain a key catalyst for our debt team as we see favorable risk/reward potential in certain high yield, investment grade, and convertible bonds of companies involved in merger activity. In particular, these bond investments offer attractive yields, significantly less downside than investments in many equity-based merger arbitrage deals, and in some situations may offer improved returns due to high paying coupons in the event a deal is extended (i.e., the further out the closing date, the better our potential return). Approximately one out of ten merger situations has the potential for bond or convertible investments so we see this as a good opportunity in a robust deal environment. In addition, we are able to invest in some mergers that do not have publicly-traded equity such as Sealed Air’s acquisition of privately-held Diversey, and Ericsson’s acquisition of privately-held Telcordia.
FIXED-INCOME SPECIAL SITUATIONS
Against this backdrop of uncertainty, for the remainder of the fiscal year we continued to focus on definitive events, strong catalysts, and relatively short duration to drive our fixed income security selections. The recent downturn in the credit markets began to move prices in our direction. In particular, we’ve identified some 10 to 20 bonds where we believe there is the high probability of continued de-levering through asset sales and early debt tenders. Over the past few months we fundamentally liked these situations, but felt that we were not being compensated enough with yield which caused us to deploy capital elsewhere. With the recent weakness in the credit markets, however, these opportunities are becoming more attractive and are likely to become attractive investment candidates for the year ahead.
EQUITY SPECIAL SITUATIONS AND SPIN-OFFS
Our Equity Special Situations allocation indeed delivered its anticipated share of higher volatility versus the other strategies in the portfolio. Nonetheless, we know this higher octane allocation also has the ability to drive incremental portfolio returns over the long haul and we are committed to the opportunities these situations offer. Corporate events that fall into this category include pre-arbitrage situations, hostile takeovers, broken deals, spinoffs, syndicate activity, restructurings, and others. Here, we may also make investments which would profit the Fund if certain deals we think are unsound fail or falter. Although this portion of our portfolio delivered more variability around daily returns (standard deviation) than the others, the Fund’s overall volatility remained many times less than that of the overall equity markets. Additionally, many names in this segment of the event-driven space have recently been sold off aggressively by leveraged hedge funds and speculators, and therefore are starting to look very interesting to us as we comb through these various corporate events.
Outlook
With top-line growth difficult in many industries, and corporate cash at record levels, we anticipate that M&A will be a predominant theme in both Funds for the foreseeable future. Due to M&A, we expect to see debt refinancings and new debt issuance (used to finance these transactions), and we may invest in these corporate events from the fixed-income side of the balance sheet.
Despite the one-week retrenchment during March when the Japanese disaster unfolded, debt markets have remained active and there seemed to be sufficient demand for excess yield. With regard to leveraged buy-out (LBO) transactions, equity contributions from financial sponsors remains higher than during the peak deal years of 2005-2006, and recent LBO candidates have demonstrated steadier cash flows across market cycles. Despite these positive merits, however, we are generally skeptics of highly-levered transactions and we will remain cautious with any future LBO transactions.
Additionally, as interest rates go higher and corporate interest costs rise, we believe the convertible bond market will come back to life with new issuance. The benefit for companies using the convertible market to raise funds is that interest expense is typically lower than for comparable straight debt issuance, and the capital raised is less dilutive compared to pure secondary equity issuance. Given our firm’s expertise in the convertible market, we will continue to watch carefully for attractive opportunities in this space.

Finally, recent events in Japan, Egypt, Libya, and Europe served as a reminder to us that the markets remain extremely correlated during market sell-offs. This, in turn, reinforces our strong belief in the value of shorter-term duration and higher-quality transactions, events, and securities. It also causes us to stay disciplined and maintain liquidity, which gives us the ability to be opportunistic when markets decline.
Sincerely,
The Investment Team
John Orrico, CFA,
Todd Munn, Roger Foltynowicz & Greg Loprete
Water Island Capital
The material above reflects the manager’s opinion of the market as of a certain date and should not be relied upon as investment advice. The Funds use investment techniques that are different from the risks ordinarily associated with equity investments. Such techniques and strategies include merger arbitrage risks, high portfolio risks, option risks, borrowing risks, short sale risks, and foreign investment risks, which may increase volatility and may increase costs and lower performance.
The Arbitrage Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Adviser or any affiliate.
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a current prospectus.
Performance quoted is past performance and is not indicative of future performance. Performance data current to the most recent month end may be obtained by calling (800) 295-4485 or visiting our website at http://thearbitragefunds.com.

Comparison of the Change in Value of a $10,000 Investment
in the Arbitrage Fund(c) versus the S&P 500 Index(e)

	Average Annual Total Returns(b)
	(for periods ended May 31, 2011)
	1 Year	5 Years	10 Years	Since Inception
The Arbitrage Fund — Class R	4.37%	4.13%	4.21%	5.49	%(c)
The Arbitrage Fund — Class I	4.74%	4.36%	n/a	3.87	%(d)
S&P 500 Index	25.95%	3.32%	2.64%	1.21	%(e)

(a)	The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.

(b)	The data quoted herein represents past performance; past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect. If they had not been in effect, performance would have been lower.

(c)	Represents the period from the commencement of operations of Class R shares (September 18, 2000) through May 31, 2011.

(d)	Represents the period from the commencement of operations of Class I shares (October 17, 2003) through May 31, 2011.

(e)	Represents the period from September 18, 2000 through May 31, 2011.

(f)	The S&P 500 Index is an unmanaged index consisting of 500 stocks.

Comparison of the Change in Value of a $10,000 Investment
in the Arbitrage Event-Driven Fund(c) versus the
Barclays Capital U.S. Aggregate Bond Index(e)

Cumulative Total Return(b)
(for period ended May 31, 2011)
Since Inception(c)
The Arbitrage Event-Driven Fund — Class R	3.43%
The Arbitrage Event-Driven Fund — Class I	3.57%
Barclays Capital U.S. Aggregate Bond Index	1.68%

(a)	The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.

(b)	The data quoted herein represents past performance; past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect. If they had not been in effect, performance would have been lower.

(c)	Represents the period from the commencement of operations (October 1, 2010) through May 31, 2011.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

THE ARBITRAGE FUND
Statement of Assets and Liabilities
May 31, 2011

ASSETS
Investments:
At cost	$2,297,481,746

At value (Note 1)	$2,342,944,357
Cash	24,695,980
Cash denominated in foreign currency (cost $3,269,157)	3,312,405
Deposits with brokers for securities sold short (Note 1)	462,957,367
Deposits with brokers for swaps	35,184,402
Receivable for investment securities sold	83,433,004
Receivable for capital shares sold	7,292,816
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	5,359,104
Unrealized appreciation on spot foreign currency exchange contracts	1,306
Dividends and interest receivable	1,977,538
Prepaid expenses	166,243
Reclaims receivable	134,747

Total Assets	2,967,459,269

LIABILITIES
Securities sold short, at value (Note 1) (proceeds $548,313,846)	563,404,225
Written options, at value (Notes 1 and 9) (premiums received $4,604,040)	6,117,190
Payable for investment securities purchased	146,363,970
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	26,626,501
Unrealized depreciation on spot foreign currency exchange contracts	23,882
Unrealized depreciation on equity swap contracts	425,634
Payable for capital shares redeemed	6,747,485
Payable to Adviser (Note 4)	1,995,280
Dividends payable on securities sold short (Note 1)	912,835
Payable to Distributor (Note 4)	194,845
Payable to Administrator (Note 4)	160,912
Interest rebate expense payable	131,041
Payable to Trustees	47,034
Payable to Chief Compliance Officer (Note 4)	25,732
Other accrued expenses and liabilities	597,115

Total Liabilities	753,773,681

NET ASSETS	$2,213,685,588

NET ASSETS CONSIST OF:
Paid-in capital	$2,207,847,504
Undistributed net investment income	16,044,013
Accumulated net realized loss on investments, equity swap contracts, securties sold short, written option contracts and foreign currencies	(17,270,884)
Net unrealized appreciation (depreciation) on:
Investments	45,462,611
Equity swap contracts	(425,634)
Securities sold short	(15,090,379)
Written option contracts	(1,513,150)
Translation of assets and liabilities denominated in foreign currencies	(21,368,493)

NET ASSETS	$2,213,685,588

CLASS R SHARES
Net assets applicable to Class R shares	$866,884,811

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	67,860,605

Net asset value and offering price per share (a)	$12.77

CLASS I SHARES
Net assets applicable to Class I shares	$1,346,800,777

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	103,788,187

Net asset value and offering price per share (a)	$12.98

(a)	Redemption price varies based on length of time held (Note 1).
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Statement of Assets and Liabilities
May 31, 2011

ASSETS
Investments:
At cost	$18,894,575

At value (Note 1)	$19,002,334
Cash denominated in foreign currency (cost $58,057)	57,506
Cash	399
Deposits with brokers for securities sold short (Note 1)	659,316
Receivable for capital shares sold	3,661,293
Receivable for investment securities sold	1,168,748
Dividends and interest receivable	60,053
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	40,745
Unrealized appreciation on spot foreign currency exchange contracts	29
Receivable from Investment Adviser	13,104
Deferred offering costs	11,391
Prepaid expenses	2,643
Reclaims receivable	293

Total Assets	24,677,854

LIABILITIES
Securities sold short, at value (Note 1) (proceeds $1,767,691)	1,822,258
Written options, at value (Notes 1 and 9) (premiums received $50,076)	47,830
Payable for investment securities purchased	6,014,985
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	186,278
Payable to Adviser (Note 4)	11,624
Interest rebate expense payable	1,931
Payable to Administrator (Note 4)	744
Payable to Distributor (Note 4)	705
Payable for capital shares redeemed	468
Unrealized depreciation on equity swap contracts	256
Payable to Trustees	165
Payable to Chief Compliance Officer (Note 4)	90
Unrealized depreciation on spot foreign currency exchange contracts	30
Other accrued expenses and liabilities	22,439

Total Liabilities	8,109,803

NET ASSETS	$16,568,051

NET ASSETS CONSIST OF:
Paid-in capital	$16,434,082
Undistributed net investment income	98,212
Accumulated net realized gains on investments, securities sold short, written option contracts and foreign currencies	126,041
Net unrealized appreciation (depreciation) on:
Investments	107,759
Equity swap contracts	(256)
Securities sold short	(54,567)
Written option contracts	2,246
Translation of assets and liabilities denominated in foreign currencies	(145,466)

NET ASSETS	$16,568,051

CLASS R SHARES
Net assets applicable to Class R shares	$4,867,185

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	475,733

Net asset value and offering price per share (a)	$10.23

CLASS I SHARES
Net assets applicable to Class I shares	$11,700,866

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,142,245

Net asset value and offering price per share (a)	$10.24

(a)	Redemption price varies based on length of time held (Note 1).
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Statement of Operations
For the Year Ended May 31, 2011

INVESTMENT INCOME
Dividends (net of withholding taxes of $962,393)	$25,302,782
Interest	5,628

Total Income	25,308,410

EXPENSES
Investment advisory fees (Note 4)	21,037,015
Distribution expense, Class R (Note 4)	2,131,390
Administration fees (Note 4)	1,697,467
Chief Compliance Officer fees (Note 4)	161,346
Trustees’ fees	94,401
Dividend expense	10,257,956
Interest rebate expense	2,558,562
Transfer agent fees (Note 4)	1,026,772
Custodian and bank service fees	478,112
Registration and filing fees	390,750
Printing of shareholder reports	302,348
Professional fees	111,088
Line of credit interest expense (Note 3)	100,193
Insurance expense	82,063
Other expenses	21,053

Net Expenses	40,450,516

NET INVESTMENT LOSS	(15,142,106)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	197,874,080
Equity swap contracts	9,041,369
Securities sold short	(135,748,137)
Written option contracts	46,519,445
Foreign currency transactions (Note 6)	(37,270,276)
Net change in unrealized appreciation (depreciation) on:
Investments	80,425,206
Equity swap contracts	1,547,489
Securities sold short	(34,484,809)
Written option contracts	(3,050,431)
Foreign currency transactions (Note 6)	(31,774,582)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	93,079,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,937,248

See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Statement of Operations
For the Period Ended May 31, 2011*

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,434)	$49,788
Interest	23,502

Total Income	73,290

EXPENSES
Investment advisory fees (Note 4)	45,218
Administration fees (Note 4)	2,894
Distribution expense, Class R (Note 4)	1,949
Chief Compliance Officer fees (Note 4)	239
Trustees’ fees	165
Deferred offering costs	47,693
Custodian and bank service fees	24,025
Professional fees	13,582
Dividend expense	10,024
Interest rebate expense	7,683
Transfer agent fees (Note 4)	3,628
Registration and filing fees	3,349
Printing of shareholder reports	2,185
Line of credit interest expense (Note 3)	2,121
Insurance expense	38
Other expenses	3,203

Total Expenses	167,996
Fees waived by the Adviser (Note 4)	(45,218)
Reimbursement of other operating expenses	(50,977)

Net Expenses	71,801

NET INVESTMENT INCOME	1,489

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	473,462
Securities sold short	(320,545)
Written option contracts	134,070
Foreign currency transactions (Note 6)	(27,149)
Net change in unrealized appreciation (depreciation) on:
Investments	107,759
Equity swap contracts	(256)
Securities sold short	(54,567)
Written option contracts	2,246
Foreign currency transactions (Note 6)	(145,466)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	169,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,043

*	Commenced operations on October 1, 2010.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	May 31,	May 31,
	2011	2010
FROM OPERATIONS
Net investment loss	$(15,142,106)	$(7,232,912)
Net realized gains (losses) from:
Investments and equity swap contracts	206,915,449	121,239,416
Securities sold short	(135,748,137)	(126,246,664)
Written option contracts	46,519,445	32,444,073
Foreign currency transactions	(37,270,276)	(8,880,407)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	81,972,695	(68,857,048)
Securities sold short	(34,484,809)	36,701,347
Written option contracts	(3,050,431)	879,643
Foreign currency transactions	(31,774,582)	16,180,830

Net increase (decrease) in net assets resulting from operations	77,937,248	(3,771,722)

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
Distributions from net investment income, Class R	—	(1,470,697)
Distributions from net investment income, Class I	(2,488,681)	(1,608,234)
NET REALIZED GAINS
Distributions from net realized gains, Class R	(18,628,251)	(7,314,711)
Distributions from net realized gains, Class I	(28,149,973)	(5,778,702)

Decrease in net assets from distributions to shareholders	(49,266,905)	(16,172,344)

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
CLASS R
Proceeds from shares sold	469,724,830	720,406,659
Shares issued in reinvestment of distributions	18,245,513	8,525,305
Proceeds from redemption fees collected (Note 1)	30,738	26,491
Payments for shares redeemed	(397,893,353)	(178,764,047)

Net increase in net assets from
Class R share transactions	90,107,728	550,194,408

CLASS I
Proceeds from shares sold	1,272,634,996	558,822,494
Shares issued in reinvestment of distributions	19,547,763	6,708,673
Proceeds from redemption fees collected (Note 1)	24,113	18,098
Payments for shares redeemed	(538,994,146)	(82,222,744)

Net increase in net assets from
Class I share transactions	753,212,726	483,326,521

TOTAL INCREASE IN NET ASSETS	871,990,797	1,013,576,863
NET ASSETS
Beginning of year	1,341,694,791	328,117,928

End of year	$2,213,685,588	$1,341,694,791

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$16,044,013	$(8,858,942)

See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Statement of Changes in Net Assets

Period
Ended
May 31,
2011*
FROM OPERATIONS
Net investment income	$1,489
Net realized gains (losses) from:
Investments	473,462
Securities sold short	(320,545)
Written option contracts	134,070
Foreign currency transactions	(27,149)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	107,503
Securities sold short	(54,567)
Written option contracts	2,246
Foreign currency transactions	(145,466)

Net increase in net assets resulting from operations	171,043

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(709)
Distributions from net investment income, Class I	(4,664)
NET REALIZED GAINS
Distributions from net realized gains, Class R	(5,070)
Distributions from net realized gains, Class I	(26,662)

Decrease in net assets from distributions to shareholders	(37,105)

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
CLASS R
Proceeds from shares sold	4,922,051
Shares issued in reinvestment of distributions	5,343
Proceeds from redemption fees collected (Note 1)	157
Payments for shares redeemed	(81,420)

Net increase in net assets from
Class R share transactions	4,846,131

CLASS I
Proceeds from shares sold	11,861,192
Shares issued in reinvestment of distributions	30,364
Proceeds from redemption fees collected (Note 1)	496
Payments for shares redeemed	(304,070)

Net increase in net assets from
Class I share transactions	11,587,982

TOTAL INCREASE IN NET ASSETS	16,568,051
NET ASSETS
Beginning of period	—

End of period	$16,568,051

UNDISTRIBUTED NET INVESTMENT INCOME	$98,212

*	Commenced operations on October 1, 2010.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Statement of Cash Flows
For the Year Ended May 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$77,937,248
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(10,227,967,327)
Proceeds from sales of long-term portfolio investments, excluding boxed positions	7,381,860,754
Purchases of short-term investments	(49,423,983)
Payments to cover securities sold short, excluding boxed positions	(1,327,942,098)
Proceeds from securities sold short	3,538,538,336
Realized gains from security transactions	(62,125,943)
Realized gain on written option contracts	(46,519,445)
Premiums received from written option contracts	(85,267,339)
Premiums paid to close option contracts	126,247,838
Change in unrealized appreciation (depreciation) from security transactions and written options	(42,889,966)
Change in unrealized appreciation (depreciation) on forward and spot currency exchange contracts	31,741,412
Change in unrealized appreciation (depreciation) on equity swap contracts	(1,547,489)
Increase in cash denominated in foreign currency	(3,312,405)
Increase in deposits with swap counterparties	(29,554,402)
Increase in deposits with brokers for securities sold short	(233,558,461)
Decrease in receivable for investment securities sold	83,355,741
Increase in prepaid expenses	(39,012)
Increase in reclaims receivable	(131,956)
Increase in dividends and interest receivable	(927,650)
Decrease in bank overdraft denominated in foreign currency	(118,126)
Increase in payable for investment securities purchased	85,843,649
Increase in payable to Adviser	814,131
Decrease in payable to Distributor	(40,109)
Increase in payable to Administrator	65,188
Increase in payable to Trustees	24,034
Increase in dividends payable on securities sold short	452,641
Increase in interest rebate expense payable	12,001
Increase in payable to Chief Compliance Officer	17,702
Increase in other accrued expenses and liabilties	379,191

Net cash used in operating activities	(784,075,845)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,752,299,836
Cash distributions paid*	(11,473,629)
Payments for shares redeemed	(932,054,382)

Net cash provided by financing activities	808,771,825

NET CHANGE IN CASH	24,695,980
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$24,695,980

*	Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $37,793,276.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Statement of Cash Flows
For the Period Ended May 31, 2011*

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$171,043
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(39,785,396)
Proceeds from sales of long-term portfolio investments, excluding boxed positions	20,292,850
Purchases of short-term investments	(2,347,292)
Payments to cover securities sold short, excluding boxed positions	(8,749,090)
Proceeds from securities sold short	13,614,950
Realized gains from security transactions	(152,917)
Realized gain on written option contracts	(134,070)
Premiums received from written option contracts	348,795
Premiums paid to close option contracts	(164,638)
Change in unrealized appreciation (depreciation) from security transactions and written options	(55,438)
Change in unrealized appreciation (depreciation) on forward and spot currency exchange contracts	145,534
Change in unrealized depreciation on equity swap contracts	256
Increase in deposits with brokers for securities sold short	(659,316)
Increase in cash denominated in foreign currency	(57,506)
Increase in receivable for investment securities sold	(1,168,748)
Increase in receivable from investment adviser	(13,104)
Increase in deferred offering costs	(11,391)
Increase in prepaid expenses	(2,643)
Increase in reclaims receivable	(293)
Increase in dividends and interest receivable	(60,053)
Increase in payable for investment securities purchased	6,014,985
Increase in payable to Adviser	11,624
Increase in payable to Distributor	705
Increase in payable to Administrator	744
Increase in payable to Trustees	165
Increase in interest rebate expense payable	1,931
Increase in payable to Chief Compliance Officer	90
Increase in other accrued expenses and liabilities	22,439

Net cash used in operating activities	(12,735,784)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	13,121,950
Cash distributions paid**	(1,398)
Payments for shares redeemed	(384,369)

Net cash provided by financing activities	12,736,183

NET INCREASE IN CASH	399
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$399

*	Commenced operations on October 1, 2010.

**	Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $35,707.
See accompanying notes to financial statements.

THE ARBITRAGE FUND — CLASS R
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	May 31,		May 31,		May 31,		May 31,		May 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$12.50		$12.43		$12.79		$12.91		$12.73

Income (loss) from investment operations:
Net investment income (loss)	(0.12	)(c)	(0.14	)(c)	(0.16	)(c)	(0.03	)(c)	0.03 (c)
Net realized and unrealized gains on investments and foreign currencies	0.66		0.52		0.30		0.78		0.67

Total from investment operations	0.54		0.38		0.14		0.75		0.70

Less distributions:
From net investment income	—		(0.05)		—		—		—
From net realized gains	(0.27)		(0.26)		(0.52)		(0.87)		(0.52)

Total distributions	(0.27)		(0.31)		(0.52)		(0.87)		(0.52)

Proceeds from redemption fees collected	(0.00	)(a)	0.00	(a)	0.02		0.00	(a)	0.00 (a)

Net asset value at end of year	$12.77		$12.50		$12.43		$12.79		$12.91

Total return(b)	4.37%		3.08%		1.64%		5.97%		5.64%

Net assets at end of year (000’s)	$866,885		$759,235		$219,338		$112,092		$75,207

Ratio of expenses to average net assets	2.16%		2.80%		3.28%		2.44%		2.38%
Ratio of expenses to average net assets excluding interest and dividend expense(d)(e)	1.52%		1.63%		1.95%		1.96%		2.12%
Ratio of expenses to average net assets excluding interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.52%		1.63%		1.95%		1.90%		1.95%
Ratio of expenses to average net assets excluding tax, interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.52%		1.63%		1.88%		1.90%		1.95%
Ratio of net investment income (loss) to average net assets:
Before advisory fees waived and expenses reimbursed	(0.93%)		(1.12%)		(1.34%)		(0.31%)		0.06%
After advisory fees waived and expenses reimbursed	(0.93%)		(1.12%)		(1.34%)		(0.25%)		0.23%
Portfolio turnover rate	389%		371%		709%		712%		383%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Per share amounts were calculated using average shares for the year.

(d)	Dividend expense totaled 0.51%, 0.88%, 0.74%, 0.48% and 0.26%, of average net assets for the years ended May 31, 2011, 2010, 2009, 2008, 2007, respectively.

(e)	Interest rebate expense and line of credit interest expense totaled 0.13%, 0.29%, and 0.58% of average net assets for the years ended May 31, 2011, 2010 and 2009, respectively.
Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE FUND — CLASS I
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	May 31,		May 31,		May 31,		May 31,		May 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$12.68		$12.60		$12.95		$13.03		$12.81

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(c)	(0.11	)(c)	(0.11	)(c)	0.01	(c)(f)	0.06 (c)
Net realized and unrealized gains on investments and foreign currencies	0.67		0.52		0.28		0.78		0.68

Total from investment operations	0.59		0.41		0.17		0.79		0.74

Less distributions:
From net investment income	(0.02)		(0.07)		—		—		—
From net realized gains	(0.27)		(0.26)		(0.52)		(0.87)		(0.52)

Total distributions	(0.29)		(0.33)		(0.52)		(0.87)		(0.52)

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value at end of year	$12.98		$12.68		$12.60		$12.95		$13.03

Total return(b)	4.74%		3.28%		1.69%		6.23%		5.92%

Net assets at end of year (000’s)	$1,346,801		$582,460		$108,780		$81,832		$91,935

Ratio of expenses to average net assets	1.91%		2.55%		3.03%		2.20%		2.13%
Ratio of expenses to average net assets excluding interest and dividend expense(d)(e)	1.27%		1.38%		1.70%		1.72%		1.87%
Ratio of expenses to average net assets excluding interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.27%		1.38%		1.70%		1.65%		1.70%
Ratio of expenses to average net assets excluding tax, interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.27%		1.38%		1.63%		1.65%		1.70%
Ratio of net investment income (loss) to average net assets:
Before advisory fees waived and expenses reimbursed	(0.62%)		(0.85%)		(0.87%)		0.04%		0.28%
After advisory fees waived and expenses reimbursed	(0.62%)		(0.85%)		(0.87%)		0.11%		0.46%
Portfolio turnover rate	389%		371%		709%		712%		383%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Per share amounts were calculated using average shares for the year.

(d)	Dividend expense totaled 0.51%, 0.88%, 0.74%, 0.48%, and 0.26%, of average net assets for the years ended May 31, 2011, 2010, 2009, 2008, 2007, respectively.

(e)	Interest rebate expense and line of credit interest expense totaled 0.13%, 0.29%, and 0.58% of average net assets for the years ended May 31, 2011, 2010 and 2009, respectively.

(f)	The amount shown for a share outstanding throughout the year does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND — CLASS R
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Period
	Ended
	May 31,
	2011*

Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment loss(c)	(0.02)
Net realized and unrealized gains on investments and foreign currencies	0.36

Total from investment operations	0.34

Less distributions:
From net investment income	(0.01)
From net realized gains	(0.10)

Total distributions	(0.11)

Proceeds from redemption fees collected	0.00	(a)

Net asset value at end of period	$10.23

Total return(b)	3.43	%(h)

Net assets at end of period (000’s)	$4,867

Ratio of expenses to average net assets	4.33	%(g)
Ratio of expenses to average net assets excluding interest and dividend expense(d)(e)	3.84	%(g)
Ratio of expenses to average net assets excluding interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.69	%(g)
Ratio of net investment loss to average net assets:
Before advisory fees waived and expenses reimbursed	(2.41	%)(g)
After advisory fees waived and expenses reimbursed	(0.26	%)(g)
Portfolio turnover rate	298	%(f)

*	Commenced operations on October 1, 2010.

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Per share amounts were calculated using average shares for the period.

(d)	Dividend expense totaled 0.28% of average net assets for the period ended May 31, 2011.

(e)	Interest rebate expense totaled 0.21% of average net assets for the period ended May 31, 2011.

(f)	Not annualized.

(g)	Annualized.

(h)	Cumulative return, not annualized.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND — CLASS I
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Period
	Ended
	May 31,
	2011*

Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income(c)	0.01
Net realized and unrealized gains on investments and foreign currencies	0.35

Total from investment operations	0.36

Less distributions:
From net investment income	(0.02)
From net realized gains	(0.10)

Total distributions	(0.12)

Proceeds from redemption fees collected	0.00	(a)

Net asset value at end of period	$10.24

Total return(b)	3.57	%(h)

Net assets at end of period (000’s)	$11,701

Ratio of expenses to average net assets	4.73	%(g)
Ratio of expenses to average net assets excluding interest and dividend expense(d)(e)	4.24	%(g)
Ratio of expenses to average net assets excluding interest and dividend expense and after advisory fees waived and expenses reimbursed(d)(e)	1.44	%(g)
Ratio of net investment income (loss) to average net assets:
Before advisory fees waived and expenses reimbursed	(2.68	%)(g)
After advisory fees waived and expenses reimbursed	0.12	%(g)
Portfolio turnover rate	298	%(f)

*	Commenced operations on October 1, 2010.

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Per share amounts were calculated using average shares for the period.

(d)	Dividend expense totaled 0.28% of average net assets for the period ended May 31, 2011.

(e)	Interest rebate expense totaled 0.21% of average net assets for the period ended May 31, 2011.

(f)	Not annualized.

(g)	Annualized.

(h)	Cumulative return, not annualized.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Portfolio Information
May 31, 2011
Sector Weighting (as a percentage of total investments)
The following chart shows the sector weightings of the Arbitrage Fund’s investments in common stock, money market fund, purchased options and rights as of the report date.

THE ARBITRAGE FUND
Portfolio of Investments
May 31, 2011

Shares		Value
	COMMON STOCK — 98.64%
	Aerospace & Defense — 1.11%
398,319	Allied Defense Group, Inc.(a)	$1,358,268
1,738,769	Vector Aerospace Corp.(a)	23,175,209

		24,533,477

	Apparel/Textiles — 0.95%
857,665	Volcom, Inc	20,987,063

	Banks — 5.07%
817,663	Abington Bancorp, Inc.(b)	9,313,182
681,436	Danvers Bancorp, Inc	15,291,424
6,491,154	Marshall & Ilsley Corp.(b)	51,929,232
4,192,415	Sterling Bancshares, Inc.(b)	35,593,603

		112,127,441

	Biotechnology — 2.71%
7,500	Celera Corp.(a)(d)	60,000
695,337	Cephalon, Inc.(a)	55,411,406
5,973,120	Chemgenex Pharmaceuticals Ltd.(a)	4,431,949

		59,903,355

	Broadcasting, Newspapers, & Advertising — 0.73%
992,200	CKX, Inc.(a)	5,427,334
1,037,930	Southern Cross Media Group Ltd	1,606,737
1,102,945	Warner Music Group Corp.(a)	9,099,296

		16,133,367

	Chemicals — 6.05%
710,997	Lubrizol Corp.(c)	95,629,097
853,518	Rhodia SA	38,257,087

		133,886,184

	Coal — 8.39%
3,940,359	International Coal Group, Inc.(a)	57,253,416
1,945,225	Massey Energy Co.(b)	128,384,850
270,000	Rocklands Richfield Ltd.(a)	87,917

		185,726,183

	Commercial Services & Supplies — 1.20%
399,795	Pre-Paid Legal Services, Inc.(a)(b)	26,530,396

	Computers & Computer Services — 6.48%
4,362,393	Hypercom Corp.(a)(b)(c)	46,633,981
5,445,720	L-1 Identity Solutions, Inc.(a)(b)(c)	60,556,406
781,309	SAVVIS, Inc(a)	30,705,444
180,062	SRA International, Inc., Cl A(a)	5,572,919

		143,468,750

THE ARBITRAGE FUND
Portfolio of Investments (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 98.64% (Continued)
	Construction & Engineering — 0.12%
279,236	KHD Humboldt Wedag International AG(a)	$2,623,349

	Containers & Packaging — 2.85%
1,355,521	Graham Packaging Co., Inc.(a)	30,756,771
420,421	Rock-Tenn Co., Cl A(c)	32,300,984

		63,057,755

	Electrical Services — 3.83%
726,300	DPL, Inc	21,912,471
1,321,623	Progress Energy, Inc.(b)	62,935,687

		84,848,158

	Electronic Measuring Instruments — 2.92%
991,381	LaBarge, Inc.(a)	18,994,860
1,216,298	SMART Modular Technologies WWH, Inc.(a)	11,214,268
681,767	Spectrum Control, Inc.(a)	13,621,705
559,631	Tognum AG	20,732,442

		64,563,275

	Financial Services — 2.75%
4,848,872	Kim Eng Holdings Ltd.	12,149,703
197,600	NYSE Euronext(c)	7,194,616
1,534,839	optionsXpress Holdings, Inc.(b)	28,087,554
1,384,345	TradeStation Group, Inc.(a)	13,483,520

		60,915,393

	Food Products — 0.38%
2,250,000	Parmalat SpA	8,345,203

	Health Care Technology — 0.10%
13,941,056	iSOFT Group Ltd	2,306,939

	Independent Power Producers & Energy Trader — 0.21%
80,396	EDF Energies Nouvelles SA	4,656,715

	Insurance — 0.79%
1,498,269	AMP Ltd.	8,333,670
26,680	CNA Surety Corp.(a)	708,087
204,705	FPIC Insurance Group, Inc.(a)	8,470,693

		17,512,450

	Laboratory Equipment — 0.22%
1,396,730	Cellestis Ltd.	4,980,440

	Machinery — 5.09%
1,210,634	Bucyrus International, Inc., Cl A(b)	111,196,733
21,582	Demag Cranes AG	1,419,611

		112,616,344

THE ARBITRAGE FUND
Portfolio of Investments (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 98.64% (Continued)
	Medical Products & Services — 12.55%
2,525,254	American Medical Systems Holdings, Inc.(a)	$75,606,105
1,097,153	Animal Health International, Inc.(a)(b)	4,629,985
1,297,901	Beckman Coulter, Inc	107,842,594
12,500	Johnson & Johnson(c)	841,125
3,363,601	Orthovita, Inc.(a)	12,882,592
1,445,592	RehabCare Group, Inc.(a)(b)	54,325,347
4,967,481	TomoTherapy, Inc.(a)(b)	21,757,567

		277,885,315

	Metals & Mining — 9.39%
1,904,129	BC Iron Ltd.(a)	6,057,890
630,500	Creston Moly Corp.(a)	344,998
12,608,962	Equinox Minerals Ltd.(a)	105,703,873
1,845,354	Equinox Minerals Ltd. CDI(a)	15,130,374
545,352	Extract Resources Ltd.(a)	4,582,056
2,156,497	Gold One International Ltd.(a)	1,174,161
7,418,877	Mantra Resources Ltd.(d)	54,413,124
44,450	Pilot Gold, Inc.(a)	141,803
2,110,800	Richfield Ventures Corp.(a)	19,678,427
81,446	Terra Nova Royalty Corp	643,423

		207,870,129

	Miscellaneous Business Services — 3.97%
3,007,644	GSI Commerce, Inc.(a)	87,973,587

	Miscellaneous Manufacturing — 0.17%
239,672	China Fire & Security Group, Inc.(a)	1,979,691
37,600	Tyco International Ltd.(a)(c)	1,855,560

		3,835,251

	Oil & Field Services — 0.52%
1,630,749	Maritime Industrial Services Co., Ltd.	11,421,635

	Oil & Gas Drilling — 4.21%
2,269,534	Pride International, Inc.(a)(d)	93,223,833

	Petroleum Exploration & Production — 0.48%
4,541,165	ProspEx Resources Ltd.(a)(d)	10,516,037

	Pipelines — 0.00%
500,000	Atlas Energy, Inc.(a)(d)(g)	50,000

	Real Estate — 0.13%
2,292,000	Allgreen Properties Ltd	2,973,727

THE ARBITRAGE FUND
Portfolio of Investments (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 98.64% (Continued)
	Real Estate Investment Trust — 1.87%
391,208	Nationwide Health Properties, Inc.(b)	$17,134,910
14,261,489	Transfield Services Infrastructure Fund	12,789,480
6,099,306	Valad Property Group(a)	11,460,455

		41,384,845

	Retail-Restaurants — 0.06%
71,100	California Pizza Kitchen, Inc.(a)	1,308,951

	SemiConductors — 6.57%
1,779,533	Advanced Analogic Technologies, Inc.(a)	10,730,584
2,858,565	National Semiconductor Corp.(b)	70,120,599
891,874	Varian Semiconductor Equipment Associates, Inc.(a)	54,774,442
1,195,870	Zoran Corp.(a)(c)	9,842,010

		145,467,635

	Software — 2.26%
2,764,949	Lawson Software, Inc.(a)	30,773,882
3,139,578	Redflex Holdings Ltd.	6,100,303
804,867	SoftBrands, Inc.(a)(e)	—
617,780	Tekla OYJ	13,260,934

		50,135,119

	Specialty Retail — 3.14%
567,243	DSW, Inc., Cl A(a)	28,447,239
1,505,149	Forzani Group Ltd., Cl A	40,993,011
3,362,452	J Crew Group, Inc.(a)(d)(g)	—

		69,440,250

	Telephones & Telecommunications — 1.11%
691,110	Global Crossing Ltd.(a)(c)	24,078,272
673,774	Sunrise Telecom, Inc.(a)	437,953

		24,516,225

	Transportation Services — 0.26%
707,391	K-Sea Transportation Partners LP(a)	5,821,828

	Total Common Stock (Cost $2,139,775,000)	$2,183,546,604

Shares		Value
	RIGHTS — 0.12%
595,405	Emergent Biosolutions(a)(d)	$142,004
995,099	Sanofi, Expires 12/20	2,388,238

	Total Rights (Cost $173,313)	$2,530,242

THE ARBITRAGE FUND
Portfolio of Investments (Continued)
May 31, 2011

Contracts		Value
	PUT OPTION CONTRACTS(a) — 0.04%
1,500	Cephalon, Inc., 08/11 at $68	$37,500
400	Johnson & Johnson, 10/11 at $60	31,400
	L-1 Identity Solutions, Inc.,
10,550	06/11 at $10	395,625
6,490	06/11 at $9	113,575
278	07/11 at $9	9,730
	SPDR S&P 500 ETF Trust,
4,120	06/11 at $131	234,840
630	06/11 at $132	46,935

	Total Put Option Contracts (Cost $1,744,943)	$869,605

Contracts		Value
	CALL OPTION CONTRACTS(a) — 0.04%
	Alpha Natural Resources, Inc.,
975	06/11 at $53	$314,438
975	06/11 at $55	172,087
10,000	Duke Energy Corp. 10/11 at $19	450,000
450	Tyco International Ltd., 07/11 at $55	17,775

	Total Call Option Contracts (Cost $744,884)	$954,300

Shares		Value
	MONEY MARKET FUND(f) — 7.00%
155,043,606	State Street Institutional Liquid Reserves Fund, 0.010% (Cost $155,043,606)	$155,043,606

	Total Investments at Value — 105.84% (Cost $2,297,481,746)	$2,342,944,357

As of May 31, 2011, the Fund had equity swap contracts outstanding as follows:

		Unrealized
Shares		Depreciation
	EQUITY SWAP CONTRACTS
5,790,014	Caledon Resources Plc, Equity Swap (Counterparty: Goldman Sachs International) (Cost: $9,854,135, Market Value $9,762,089) Terminating 11/15/11	$(92,046)

THE ARBITRAGE FUND
Portfolio of Investments (Continued)
May 31, 2011

		Unrealized
Shares		Depreciation
	EQUITY SWAP CONTRACTS (Continued)
25,950	Capital Shopping Centres Group Plc, Equity Swap (Counterparty: UBS) (Cost: $174,833, Market Value $174,411) Terminating 01/20/12	$(422)
3,631,480	Chaucer Holdings Plc, Equity Swap (Counterparty: UBS) (Cost: $3,297,229, Market Value $3,150,978) Terminating 05/29/12-07/02/12	(146,251)
1,250,000	Educational Development International Plc, Equity Swap (Counterparty: UBS) (Cost: $4,039,278, Market Value $3,896,355) Terminating 04/11/12-05/28/12	(142,923)
303,028	Forth Ports Plc, Equity Swap (Counterparty: UBS) (Cost: $8,151,028, Market Value $8,109,790) Terminating 04/25/12-05/08/12	(41,238)
9,004,959	Metorex Ltd., Equity Swap (Counterparty: UBS) (Cost: $9,465,081, Market Value $9,462,327) Terminating 05/18/12-07/02/12	(2,754)

	(Total Cost $34,981,584 Total Market Value $34,555,950)	$(425,634)

Percentages are based on net assets of $2,213,685,588.

(a)	Non-income producing security.

(b)	All or a portion of the shares have been committed as collateral for open short positions.

(c)	Underlying security for a written/purchased call/put option.

(d)	Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2011, the total market value of these securities was $158,404,998, representing 7.2% of net assets.

(e)	Security considered illiquid. On May 31, 2011, the total market value of this security was $0 and represented 0% of net assets.

(f)	Rate shown is the 7-day effective yield as of May 31, 2011.

(g)	This security was issued for a possible settlement of pending litigation and does not have an expiration date.
Cl — Class
ETF — Exchange Traded Fund
LP — Limited Partnership
Ltd. — Limited
Plc — Public Limited Company
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Schedule of Securities Sold Short
May 31, 2011

Shares		Value
	COMMON STOCK — 24.59%
	Banks — 3.13%
815,950	Bank of Montreal(a)	$52,188,162
572,911	People’s United Financial, Inc.(a)(b)	7,648,362
1,079,405	Susquehanna Bancshares, Inc.(a)	9,412,411

		69,248,935

	Coal — 4.42%
1,787,237	Alpha Natural Resources, Inc.(a)(b)	97,922,715

	Computers & Computer Services — 0.02%
45,800	Hypercom Corp.(a)(b)	489,602

	Containers & Packaging — 2.43%
381,776	Rock-Tenn Co.(a)(b)	29,331,850
544,924	Silgan Holdings, Inc.(a)	24,461,638

		53,793,488

	Electrical Services — 2.92%
3,452,315	Duke Energy Corp.(a)(b)	64,730,906

	Financial Services — 2.48%
1,377,990	Charles Schwab Corp.(a)(b)	24,817,600
834,021	Comerica, Inc.(a)(b)	30,116,498

		54,934,098

	Medical Products & Services — 0.91%
465,649	Accuray, Inc.(a)	3,557,559
12,500	Johnson & Johnson(a)(b)	841,125
645,628	Kindred Healthcare, Inc.(a)(b)	15,843,711

		20,242,395

	Metals & Mining — 0.66%
1,440,519	New Gold, Inc.(a)(b)	14,631,708

	Oil & Gas Drilling — 2.53%
1,049,139	Ensco Plc(a)(b)	55,940,092

	Petroleum Exploration & Production — 0.04%
27,100	Paramount Resources Ltd.(a)(b)	801,305

	Real Estate Investment Trust — 0.78%
306,439	Ventas, Inc.(a)	17,283,160

	Software — 1.56%
718,122	VeriFone Systems, Inc.(a)(b)	34,563,212

	Specialty Retail — 1.29%
567,242	DSW, Inc.(a)	28,447,186
31,800	J Crew Group, Inc.(a)	—

		28,447,186

THE ARBITRAGE FUND
Schedule of Securities Sold Short (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 24.59% (Continued)
	Telephones & Telecommunications — 1.36%
400	Global Crossing Ltd.(a)(b)	$13,936
13,115,811	Level 3 Communications, Inc.(a)	30,035,207

		30,049,143

	Transportation Services — 0.06%
21,835	Kirby Corp.(a)	1,254,857

	Total Common Stock (Proceeds $529,149,328)	$544,332,802

Shares		Value
	EXCHANGE TRADED FUND — 0.86%
141,385	SPDR S&P 500 ETF Trust (Proceeds $19,164,518)	$19,071,423

	Total Securities Sold Short — 25.45%
	(Proceeds $548,313,846)	$563,404,225

Percentages are based on net assets of $2,213,685,588.
(a) Non-income producing security.
(b) Underlying security for a written/purchased call/put option.
ETF — Exchange Traded Fund
Ltd. — Limited
Plc — Public Limited Company
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
Schedule of Open Options Written
May 31, 2011

Contracts		Value
	WRITTEN PUT OPTIONS(a) — 0.01%
225	Atheros Communications, Inc., 06/11 at $44	$5,063
1,500	Cephalon, Inc., 08/11 at $60	15,000
10,000	Duke Energy Corp., 10/11 at $16	75,000
	Global Crossing Ltd.,
90	06/11 at $25	450
720	06/11 at $30	7,200
400	Johnson & Johnson, 10/11 at $53	11,600
995	L-1 Identity Solutions, Inc., 07/11 at $8	19,900
950	SPDR S&P 500 ETF Trust, 06/11 at $127	20,425
99	Zoran Corp., 06/11 at $10	19,305

	Total Written Put Options (Premiums Received $581,500)	$173,943

Contracts		Value
	WRITTEN CALL OPTIONS(a) — 0.27%
292	Accuray, Inc., 06/11 at $8	$13,140
3,268	Alpha Natural Resources, Inc., 06/11 at $50	1,691,190
929	Atheros Communications, Inc., 01/12 at $45	11,613
1,570	Charles Schwab Corp., 06/11 at $17	160,925
624	Comerica, Inc., 06/11 at $37	14,976
106	Emergency Medical Services Corp., Cl A, 06/11 at $65	—
350	Ensco Plc, 06/11 at $53	56,875
	Global Crossing Ltd.,
1,326	06/11 at $25	1,306,110
720	06/11 at $30	356,400
509	Hypercom Corp., 06/11 at $10	39,448
250	Inspire Pharmaceuticals, Inc., 09/11 at $5	—

THE ARBITRAGE FUND
Schedule of Open Options Written (Continued)
May 31, 2011

Contracts		Value
	WRITTEN CALL OPTIONS(a) — 0.27% (Continued)
	Kindred Healthcare, Inc.,
265	06/11 at $23	$60,288
87	06/11 at $25	5,220
	L-1 Identity Solutions, Inc.,
468	06/11 at $10	70,200
6,193	06/11 at $11	402,545
435	07/11 at $11	32,625
	Lubrizol Corp.,
900	06/11 at $135	6,750
223	09/11 at $135	3,345
	New Gold, Inc.,
2,653	06/11 at $10	112,752
344	06/11 at $11	2,580
150	06/11 at $9	18,375
	NYSE Euronext,
82	06/11 at $34	19,557
1,051	06/11 at $35	152,920
843	06/11 at $36	59,853
	Paramount Resources Ltd.,
358	06/11 at $29	—
210	06/11 at $30	—
50	People’s United Financial, Inc., 06/11 at $13	2,125
	Rock-Tenn Co.,
150	06/11 at $65	178,500
255	06/11 at $70	179,775
80	06/11 at $75	24,200
149	Tyco International Ltd., 06/11 at $50	10,728
	VeriFone Systems, Inc.,
438	06/11 at $45	179,580
437	06/11 at $46	152,950
586	06/11 at $47	167,010
784	06/11 at $48	182,280
626	06/11 at $49	115,810
591	06/11 at $50	84,217

THE ARBITRAGE FUND
Schedule of Open Options Written (Continued)
May 31, 2011

Contracts		Value
	WRITTEN CALL OPTIONS(a) — 0.27% (Continued)
4,559	Zoran Corp. 06/11 at $10	$68,385

	Total Written Call Options (Premiums Received $4,022,540)	$5,943,247

	Total Open Options Written — 0.28% (Premiums Received $4,604,040)	$6,117,190

Percentages are based on net assets of $2,213,685,588.

(a)	Non-income producing security.
Cl — Class

ETF — Exchange Traded Fund

Ltd. — Limited

Plc — Public Limited Company

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt
Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE FUND
May 31, 2011
The following is a summary of the inputs used as of May 31, 2011, in valuing the Arbitrage Fund’s investments carried at value:

ASSETS	Level 1	Level 2	Level 3	Total

Common Stock
Aerospace & Defense	$24,533,477	$—	$—	$24,533,477
Apparel/Textiles	20,987,063	—	—	20,987,063
Banks	112,127,441	—	—	112,127,441
Biotechnology	59,843,355	60,000	—	59,903,355
Broadcasting, Newspapers & Advertising	16,133,367	—	—	16,133,367
Chemicals	133,886,184	—	—	133,886,184
Coal	185,726,183	—	—	185,726,183
Commercial Services & Supplies	26,530,396	—	—	26,530,396
Computers & Computer Services	143,468,750	—	—	143,468,750
Construction & Engineering	2,623,349	—	—	2,623,349
Containers & Packaging	63,057,755	—	—	63,057,755
Electrical Services	84,848,158	—	—	84,848,158
Electronic Measuring Instruments	64,563,275	—	—	64,563,275
Financial Services	60,915,393	—	—	60,915,393
Food Products	8,345,203	—	—	8,345,203
Health Care Technology	2,306,939	—	—	2,306,939
Independent Power Producers & Energy Trader	4,656,715	—	—	4,656,715
Insurance	17,512,450	—	—	17,512,450
Laboratory Equipment	4,980,440	—	—	4,980,440
Machinery	112,616,344	—	—	112,616,344
Medical Products & Services	277,885,315	—	—	277,885,315
Metals & Mining	153,457,005	54,413,124	—	207,870,129
Miscellaneous Business Services	87,973,587	—	—	87,973,587
Miscellaneous Manufacturing	3,835,251	—	—	3,835,251
Oil & Field Services	11,421,635	—	—	11,421,635
Oil & Gas Drilling	—	93,223,833	—	93,223,833
Petroleum Exploration & Production	—	10,516,037	—	10,516,037
Pipelines	—	50,000	—	50,000
Real Estate	2,973,727	—	—	2,973,727
Real Estate Investment Trust	41,384,845	—	—	41,384,845
Retail-Restaurants	1,308,951	—	—	1,308,951
SemiConductors	145,467,635	—	—	145,467,635
Software	50,135,119	—	—	50,135,119
Specialty Retail	69,440,250	—	—	69,440,250
Telephones & Telecommunications	24,516,225	—	—	24,516,225
Transportation Services	5,821,828	—	—	5,821,828

	2,025,283,610	158,262,994	—	2,183,546,604
Rights	2,388,238	142,004	—	2,530,242
Put Option Contracts	869,605	—	—	869,605
Call Option Contracts	954,300	—	—	954,300
Money Market Fund	155,043,606	—	—	155,043,606
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	5,359,104	—	—	5,359,104

Total	$2,189,898,463	$158,404,998	$—	$2,348,303,461

THE ARBITRAGE FUND
May 31, 2011

LIABILITIES	Level 1	Level 2	Level 3	Total

Common Stock	$(544,332,802)	$—	$—	$(544,332,802)
Exchange Traded Fund	(19,071,423)	—	—	(19,071,423)
Open Options Written	(6,117,190)	—	—	(6,117,190)
Unrealized Depreciation on Equity Swap Contracts	(425,634)	—	—	(425,634)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(26,626,501)	—	—	(26,626,501)

Total	$(596,573,550)	$—	$—	$(596,573,550)

For the year ended May 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended May 31, 2011, there were no Level 3 securities.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio Information
May 31, 2011
Sector Weighting (as a percentage of total investments)
The following chart shows the sector weightings of the Arbitrage Event-Driven Fund’s investments in common stock, corporate obligations, preferred stock, convertible bonds, time deposit, purchased options and rights as of the report date.

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments
May 31, 2011

Shares		Value
	COMMON STOCK — 72.68%
	Aerospace & Defense — 1.69%
5,000	Allied Defense Group, Inc.(a)	$17,050
19,698	Vector Aerospace Corp.(a)	262,545

		279,595

	Auto Components — 1.53%
2,166	Autoneum Holding AG(a)	254,106

	Banks — 0.79%
3,000	Pinnacle Financial Partners, Inc.(a)(b)	46,530
6,480	State Bancorp, Inc.	84,240

		130,770

	Biotechnology — 3.09%
4,386	Cephalon, Inc.(a)	349,520
219,091	Chemgenex Pharmaceuticals Ltd.(a)	162,562

		512,082

	Chemicals — 5.60%
4,916	Lubrizol Corp.(b)	661,202
5,944	Rhodia SA	266,427

		927,629

	Coal — 5.61%
13,000	International Coal Group, Inc.(a)	188,890
11,221	Massey Energy Co.(c)	740,586

		929,476

	Commercial Services & Supplies — 0.92%
2,304	Pre-Paid Legal Services, Inc.(a)	152,893

	Computers & Computer Services — 4.47%
53,907	Hypercom Corp.(a)(b)(c)	576,266
14,813	L-1 Identity Solutions, Inc.(a)(b)	164,720

		740,986

	Containers & Packaging — 0.46%
992	Rock-Tenn Co., Cl A(b)	76,232

	Electrical Services — 2.04%
11,200	DPL, Inc	337,904

	Electronic Measuring Instruments — 1.61%
9,720	SMART Modular Technologies WWH, Inc.(a)	89,618
8,905	Spectrum Control, Inc.(a)	177,922

		267,540

	Financial Services — 1.10%
5,000	NYSE Euronext(b)	182,050

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 72.68% (Continued)
	Health Care Technology — 1.08%
1,084,669	iSOFT Group Ltd.	$179,489

	Insurance — 0.21%
6,095	AMP Ltd.	33,902

	Machinery — 3.48%
6,270	Bucyrus International, Inc., Cl A(c)	575,900

	Medical Products & Services — 7.98%
5,037	America Service Group, Inc.(c)	130,811
15,028	American Medical Systems Holdings, Inc.(a)	449,938
7,712	Beckman Coulter, Inc.(c)	640,790
637	RehabCare Group, Inc.(a)	23,938
17,449	TomoTherapy, Inc.(a)(c)	76,427

		1,321,904

	Metals & Mining — 6.82%
63,308	BC Iron Ltd.(a)	201,411
37,356	Equinox Minerals Ltd.(a)	313,164
2,697	Equinox Minerals Ltd. CDI(a)	22,113
25,374	Extract Resources Ltd.(a)	213,193
16,279	Far West Mining Ltd.(a)	126,891
23,498	Mantra Resources Ltd.(d)	176,048
286	Terra Nova Royalty Corp	2,260
600	Walter Energy, Inc.	74,730

		1,129,810

	Miscellaneous Business Services — 3.45%
19,518	GSI Commerce, Inc.(a)(c)	570,902

	Miscellaneous Manufacturing — 2.39%
5,195	China Fire & Security Group, Inc.(a)	42,911
5,100	ITT Corp.(b)(c)	293,862
1,200	Tyco International Ltd.(a)(b)	59,220

		395,993

	Oil & Field Services — 0.87%
5,676	CVR Energy, Inc.(a)	124,077
2,927	Maritime Industrial Services Co., Ltd.	20,501

		144,578

	Petroleum Exploration & Production — 1.64%
2,000	Marathon Oil Corp.(b)	108,340
1,786	Paramount Resources Ltd., Cl A(a)(b)	52,809
47,724	ProspEx Resources Ltd.(a)(d)	110,515

		271,664

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments (Continued)
May 31, 2011

Shares		Value
	COMMON STOCK — 72.68% (Continued)
	Pipelines — 0.00%
1,750	Atlas Energy, Inc.(a)(d)(f)	$175

	Real Estate Investment Trust — 1.89%
201,753	Transfield Services Infrastructure Fund	180,929
70,183	Valad Property Group(a)	131,872

		312,801

	SemiConductors — 8.89%
35,433	Advanced Analogic Technologies, Inc.(a)	213,661
26,920	National Semiconductor Corp.	660,348
7,267	Varian Semiconductor Equipment Associates, Inc.(a)	446,303
18,536	Zoran Corp.(a)(b)(c)	152,551

		1,472,863

	Software — 2.38%
21,785	Lawson Software, Inc.(a)	242,467
78,388	Redflex Holdings Ltd.	152,310

		394,777

	Specialty Retail — 0.00%
698	J Crew Group, Inc.(a)(d)(f)	—

	Telephones & Telecommunications — 2.69%
12,800	Global Crossing Ltd.(a)(b)	445,952

	Total Common Stock (Cost $11,921,419)	$12,041,973

Face
Amount		Value
	CORPORATE OBLIGATIONS — 17.27%
	Banks — 0.39%
$63,000	NB Capital Trust II 7.830%, 12/15/2026	$64,496

	Biotechnology — 1.88%
278,000	Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/2016	311,360

	Chemicals — 3.12%
459,000	Lyondell Chemical Co. 11.000%, 05/01/2018	516,949

	Computers & Computer Services — 1.55%
250,000	Hughes Network Systems LLC 9.500%, 04/15/2014	257,500

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments (Continued)
May 31, 2011

Face
Amount		Value
	CORPORATE OBLIGATIONS — 17.27% (Continued)
	Entertainment & Gaming — 1.14%
$172,000	Speedway Motorsports, Inc. 8.750%, 06/01/2016	$188,340

	Financial Services — 1.55%
245,000	Marina District Finance Co., Inc. 9.880%, 08/15/2018	256,025

	Miscellaneous Consumer Services — 1.40%
212,000	Expedia, Inc. 8.500%, 07/01/2016	232,140

	Oil & Field Services — 1.35%
198,000	Western Refining, Inc. 11.250%, 06/15/2017	223,740

	Petroleum Exploration & Production — 0.93%
137,000	Plains Exploration & Production Co. 10.000%, 03/01/2016	154,810

	Telephones & Telecommunications — 3.96%
562,000	Global Crossing Ltd. 12.000%, 09/15/2015	656,135

	Total Corporate Obligations (Cost $2,869,559)	$2,861,495

Shares		Value
	PREFERRED STOCK — 6.03%
	Financial Services — 6.03%
10,617	Citigroup Capital IX	$253,215
7,984	Citigroup Capital VIII	201,197
11,747	FelCor Lodging Trust, Inc	314,937
2,750	MBNA Capital D	71,088
6,335	Merrill Lynch Preferred Capital Trust III	158,375

	Total Preferred Stock (Cost $996,858)	$998,812

Face
Amount		Value
	CONVERTIBLE BONDS — 4.40%
$100,000	Beckman Coulter, Inc. 2.500%, 12/15/36	$118,625
100,000	CapitalSource, Inc. 4.000%, 07/15/34	100,125
415,000	Cephalon, Inc. 2.500%, 05/01/14	509,413

	Total Convertible Bonds (Cost $726,184)	$728,163

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments (Continued)
May 31, 2011

Contracts		Value
	CALL OPTION CONTRACTS(a) — 0.07%
	Alpha Natural Resources, Inc.,
3	06/11 at $53	$967
3	06/11 at $55	529
20	ITT Corp., 10/11 at $60	3,950
10	Marathon Oil Corp., 07/11 at $49	5,750
25	Tyco International Ltd., 07/11 at $55	988

	Total Call Option Contracts (Cost $15,266)	$12,184

Shares		Value
	RIGHTS — 0.04%
546	Emergent Biosolutions(a)(d)	$130
2,943	Sanofi, Expires 12/20	7,063

	Total Rights (Cost $162)	$7,193

Contracts		Value
	PUT OPTION CONTRACTS(a) — 0.03%
	L-1 Identity Solutions, Inc.,
30	06/11 at $10	$1,125
16	06/11 at $9	280
1	07/11 at $9	35
18	Marathon Oil Corp., 06/11 at $50	387
11	SPDR S&P 500 ETF Trust,
11	06/11 at $130	479
18	06/11 at $131	1,026
12	06/11 at $132	894
24	SPDR S&P Oil & Gas Exploration & Production ETF, 06/11 at $57	996

	Total Put Option Contracts (Cost $17,835)	$5,222

THE ARBITRAGE EVENT-DRIVEN FUND
Portfolio of Investments (Continued)
May 31, 2011

Face
Amount		Value
	TIME DEPOSIT(e) — 14.17%
$2,347,292	State Street Bank, 0.010% (Cost $2,347,292)	$2,347,292

	Total Investments at Value — 114.69% (Cost $18,894,575)	$19,002,334

As of May 31, 2011, the Fund had equity swap contracts outstanding as follows:

		Unrealized
Shares		Depreciation
	EQUITY SWAP CONTRACTS
305,000	Chaucer Holdings Plc, Equity Swap (Counterparty: UBS) (Cost: $264,900, Market Value $264,644) Terminating 07/02/12	$(256)

Percentages are based on net assets of $16,568,051.

(a) Non-income producing security.

(b) Underlying security for a written/purchased call/put option.

(c) All or a portion of the shares have been committed as collateral for open short positions.

(d) Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2011, the total market value of these securities was $286,868, representing 1.7% of net assets.

(e) Rate shown is the simple yield as of May 31, 2011.

(f) This security was issued for possible settlement of pending litigation and does not have an expiration date.

Cl — Class

ETF— Exchange Traded Fund

LLC — Limited Liability Company

Ltd. — Limited

Plc — Public Limited Company

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Schedule of Securities Sold Short
May 31, 2011

Shares		Value
	COMMON STOCK — 10.19%
	Chemicals — 0.38%
3,153	CVR Partners LP(a)	$62,934

	Coal — 3.63%
10,969	Alpha Natural Resources, Inc.(a)(b)	600,992

	Containers & Packaging — 0.27%
569	Rock-Tenn Co.(a)(b)	43,716

	Medical Products & Services — 0.17%
2,789	Accuray, Inc.(a)	21,308
300	Kindred Healthcare, Inc.(a)	7,362

		28,670

	Metals & Mining — 0.67%
30,050	Capstone Mining Corp.(a)	110,756

	Software — 2.33%
8,022	VeriFone Systems, Inc.(a)(b)	386,099

	Telephones & Telecommunications — 2.74%
198,400	Level 3 Communications, Inc.(a)	454,336

	Total Common Stock (Proceeds $1,632,260)	$1,687,503

Shares		Value
	EXCHANGE TRADED FUND — 0.81%
999	SPDR S&P 500 ETF Trust (Proceeds $135,431)	$134,755

	Total Securities Sold Short — 11.00% (Proceeds $1,767,691)	$1,822,258

Percentages are based on net assets of $16,568,051.

(a) Non-income producing security.

(b) Underlying security for a written/purchased call/put option.

ETF — Exchange Traded Fund

LP — Limited Partnership

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
Schedule of Open Options Written
May 31, 2011

Contracts		Value
	WRITTEN PUT OPTIONS(a) — 0.01%
12	ITT Corp., 06/11 at $58	$1,110
2	L-1 Identity Solutions, Inc., 07/11 at $8	40
15	Pinnacle Financial Partners, Inc., 06/11 at $15	487
6	SPDR S&P 500 ETF Trust, 06/11 at $127	129

	Total Written Put Options (Premiums Received $2,522)	$1,766

Contracts		Value
	WRITTEN CALL OPTIONS(a) — 0.28%
9	Alpha Natural Resources, Inc., 06/11 at $50	$4,658
1	Atheros Communications, Inc., 01/12 at $45	12
5	Global Crossing Ltd., 06/11 at $25	4,925
2	Hypercom Corp., 06/11 at $10	155
27	ITT Corp., 06/11 at $60	338
3	L-1 Identity Solutions, Inc.,
	06/11 at $10	450
17	06/11 at $11	1,105
1	07/11 at $11	75
1	Lubrizol Corp., 09/11 at $135	15
6	Marathon Oil Corp., 06/11 at $55	537
	NYSE Euronext,
2	06/11 at $34	477
24	06/11 at $35	3,492
24	06/11 at $36	1,704
22	Paramount Resources Ltd., 06/11 at $29	—
15	Pinnacle Financial Partners, Inc., 06/11 at $15	1,238
4	Rock-Tenn Co., 06/11 at $70	2,820
22	SPDR S&P 500 ETF Trust, 06/11 at $135	3,113

THE ARBITRAGE EVENT-DRIVEN FUND
Schedule of Open Options Written (Continued)
May 31, 2011

Contracts		Value
	WRITTEN CALL OPTIONS(a) — 0.28% (Continued)
	SPDR S&P Oil & Gas Exploration & Production ETF,
6	06/11 at $60	$1,059
6	06/11 at $61	789
12	06/11 at $65	294
3	Tyco International Ltd., 06/11 at $50	216
	VeriFone Systems, Inc.,
1	06/11 at $45	410
15	06/11 at $46	5,250
15	06/11 at $47	4,275
11	06/11 at $48	2,557
2	06/11 at $49	370
2	06/11 at $50	285
6	Walter Energy, Inc., 06/11 at $120	4,200
83	Zoran Corp., 06/11 at $10	1,245

	Total Written Call Options (Premiums Received $47,554)	$46,064

	Total Open Options Written — 0.29% (Premiums Received $50,076)	$47,830

Percentages are based on net assets of $16,568,051.

(a) Non-income producing security.

ETF — Exchange Traded Fund

Ltd. — Limited S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are either $0 or have been rounded to $0.
See accompanying notes to financial statements.

THE ARBITRAGE EVENT-DRIVEN FUND
May 31, 2011
The following is a summary of the inputs used as of May 31, 2011, in valuing the Arbitrage Event-Driven Fund’s investments carried at value:

ASSETS	Level 1	Level 2	Level 3	Total

Common Stock
Aerospace & Defense	$279,595	$—	$—	$279,595
Auto Components	254,106	—	—	254,106
Banks	130,770	—	—	130,770
Biotechnology	512,082	—	—	512,082
Chemicals	927,629	—	—	927,629
Coal	929,476	—	—	929,476
Commercial Services & Supplies	152,893	—	—	152,893
Computers & Computer Services	740,986	—	—	740,986
Containers & Packaging	76,232	—	—	76,232
Electrical Services	337,904	—	—	337,904
Electronic Measuring Instruments	267,540	—	—	267,540
Financial Services	182,050	—	—	182,050
Health Care Technology	179,489	—	—	179,489
Insurance	33,902	—	—	33,902
Machinery	575,900	—	—	575,900
Medical Products & Services	1,321,904	—	—	1,321,904
Metals & Mining	953,762	176,048	—	1,129,810
Miscellaneous Business Services	570,902	—	—	570,902
Miscellaneous Manufacturing	395,993	—	—	395,993
Oil & Field Services	144,578	—	—	144,578
Petroleum Exploration & Production	161,149	110,515	—	271,664
Pipelines	—	175	—	175
Real Estate Investment Trust	312,801	—	—	312,801
SemiConductors	1,472,863	—	—	1,472,863
Software	394,777	—	—	394,777
Specialty Retail	—	—	—	—
Telephones & Telecommunications	445,952	—	—	445,952

	11,755,235	286,738	—	12,041,973
Corporate Obligations	—	2,861,495	—	2,861,495
Preferred Stock	998,812	—	—	998,812
Convertible Bonds	—	728,163	—	728,163
Call Option Contracts	12,184	—	—	12,184
Rights	7,063	130	—	7,193
Put Option Contracts	5,222	—	—	5,222
Time Deposit	2,347,292	—	—	2,347,292
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	40,745	—	—	40,745

Total	$15,166,553	$3,876,526	$—	$19,043,079

THE ARBITRAGE EVENT-DRIVEN FUND
May 31, 2011

LIABILITIES	Level 1	Level 2	Level 3	Total

Common Stock	$(1,687,503)	$—	$—	$(1,687,503)
Exchange Traded Fund	(134,755)	—	—	(134,755)
Open Options Written	(47,830)	—	—	(47,830)
Unrealized Depreciation on Equity Swap Contracts	(256)	—	—	(256)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(186,278)	—	—	(186,278)

Total	$(2,056,622)	$—	$—	$(2,056,622)

See accompanying notes to financial statements.

THE ARBITRAGE FUNDS
Notes to the Financial Statements
May 31, 2011
1. Organization and Significant Accounting Policies
The Arbitrage Funds (the “Trust”) was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The two series presently authorized are The Arbitrage Fund (the “Arbitrage Fund”), and The Arbitrage Event-Driven Fund (the “Event-Driven Fund”), each a “Fund” and collectively the “Funds”, each a diversified series, which offer two classes of shares. Class R shares and Class I shares of the Arbitrage Fund commenced operations on September 18, 2000 and October 17, 2003, respectively. Class R shares and Class I shares of the Event-Driven Fund commenced operations on October 1, 2010.
The investment objective of the Arbitrage Fund is to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations.
The Funds’ two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to 0.25% of each Fund’s average daily net assets attributable to Class R shares, whereas Class I shares are not subject to any distribution fees.
The following is a summary of the Funds’ significant accounting policies:
Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Valuation of investments — The Funds’ portfolio securities are valued as of the close of trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 6). As of May 31, 2011, the Arbitrage Fund’s market value of securities valued in accordance with the fair value procedures was $158,404,998 and represented 7.2% of net assets of the Arbitrage Fund. As of May 31, 2011, the Event-Driven Fund’s market value of securities valued in accordance with the fair value procedures was $286,868 and represented 1.7% of net assets of the Event-Driven Fund.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
For the year ended May 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.
Share valuation and redemption fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the year ended May 31, 2011, proceeds from redemption fees in the Arbitrage Fund were $30,738 in Class R and $24,113 in Class I. For the period from October 1, 2010 commencement of operations) to May 31, 2011, proceeds from redemption fees in the Event-Driven Fund were $157 in Class R and $496 in Class I.
Investment income — Interest income and interest rebate expense is accrued as earned. Dividend income and expense are recorded on the ex-dividend date.
Dividends and distributions to shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Funds.
Allocation between classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.
Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.
Short positions — The Funds may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
Written option transactions — The Funds may write (sell) covered call options to hedge portfolio investments and to reduce the risks associated with some of its investments. Put options may also be written by the Funds as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).
Equity swap contracts — The Funds may invest in swaps for the purpose of managing exposure to interest rate, credit or market risk. Additionally, the Funds enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Funds than if the Funds had invested directly in such securities. An equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Funds will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Funds’ custodian and/or counterparty’s broker. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. As of May 31, 2011, the Arbitrage Fund had long equity swap contracts outstanding with net unrealized depreciation of $425,634. The Event-Driven Fund had long equity swap contracts outstanding with net unrealized depreciation of $256 as of May 31, 2011.
Foreign currency exchange contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds’ foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds’ securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Offering costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Event-Driven Fund. As of May 31, 2011, $11,391 of offering costs remain to be amortized for the Event-Driven Fund.
Federal income tax — It is the Funds’ policy to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.
The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either temporary or permanent in nature and are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid—in capital as appropriate in the period that the differences arise.
Permanent differences between the Funds’ financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, investments in Passive Foreign Investment Companies, short term gains offsetting net operating losses, investments in Master Limited Partnerships, reclassification of short sale related dividend expense to capital loss and non-deductible excise tax. These have no effect on the Funds’ net assets or net asset value per share.
Accordingly, the following permanent differences have been reclassified to/(from) the following accounts in the Arbitrage Fund as of May 31, 2011:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital
$42,533,742	$(41,760,233)	$(773,509)
These reclassifications had no impact on net assets or net asset value per share.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
Accordingly, the following permanent differences have been reclassified to/(from) the following accounts in the Event-Driven Fund as of May 31, 2011:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital
$102,096	$(102,065)	$(31)
These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the years ended May 31, 2011 and May 31, 2010 for the Arbitrage Fund was as follows:

Year	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions
5/31/11	$49,249,423	$17,482	$49,266,905
5/31/10	16,172,344	—	16,172,344
The tax character of dividends and distributions declared during the period from October 1, 2010 (commencement of operations) to May 31, 2011 for the Event-Driven Fund was as follows:

Year	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions
5/31/11	$37,105	$—	$37,105
As of May 31, 2011, the Arbitrage Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,228,062
Undistributed long-term capital gain	466,733
Net unrealized depreciation	(20,833,909)
Net unrealized depreciation on translation of assets and liabilities in foreign currencies	(21,368,493)
Other temporary differences	19,345,691

Total distributable earnings	$5,838,084

As of May 31, 2011, the Event-Driven Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$320,980
Net unrealized depreciation	(181,754)
Net unrealized depreciation on translation of assets and liabilities in foreign currencies	(145,466)
Other temporary differences	140,209

Total distributable earnings	$133,969

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
The following information is computed on a tax basis for each item as of May 31, 2011:

		Arbitrage
	Arbitrage	Event-Driven
	Fund	Fund
Cost of portfolio investments (including securities sold short and written options)	$1,793,831,217	$17,313,744

Gross unrealized appreciation	$70,970,796	$332,752
Gross unrealized depreciation	(91,379,071)	(514,250)

Net unrealized depreciation	$(20,408,275)	$(181,498)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
2. Investment Transactions
During the year ended May 31, 2011 for the Arbitrage Fund and the period from October 1, 2010 (commencement of operations) to May 31, 2011 for the Event-Driven Fund, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

		Arbitrage
		Event-Driven
	Arbitrage Fund	Fund
Purchases	$10,227,967,327	$39,785,396
Sales and Maturities	7,381,860,754	20,292,850
3. Line of Credit
The Trust, on behalf of the Funds, entered into an agreement which enables the Funds to participate in a $100,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company (the “Custodian”). Borrowings will be made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
1.25%. In addition, a commitment fee of 0.125% per annum is payable at the end of each calendar quarter. The Trust accrues, on behalf of each of the Funds on a several basis, the commitment fee on the unused portion of the line of credit. Such fees are included in custodian and bank service fees on the Statements of Operations. Prior to September 24, 2010, the line of credit was $25,000,000 for the Trust.
The Arbitrage Fund did not have outstanding borrowings at May 31, 2011. For the year ended May 31, 2011, the Arbitrage Fund had average borrowings of $65,791,515 over a period of 33 days at a weighted average interest rate of 1.42%. Commitment fees accrued under the line of credit for the Arbitrage Fund during the year ended May 31, 2011 were $100,193 and are shown as line of credit interest expense on the Arbitrage Fund’s Statement of Operations.
The Event-Driven Fund did not have outstanding borrowings at May 31, 2011. For the period from October 1, 2010 (commencement of operations) to May 31, 2011 the Event-Driven Fund had average borrowings of $514,738 over a period of 84 days at a weighted average interest rate of 1.44%. Commitment fees accrued under the line of credit for the Event-Driven Fund during the period from October 1, 2010 (commencement of operations) to May 31, 2011 were $2,121 and are shown as line of credit interest expense on the Event-Driven Fund’s Statement of Operations.
4. Transactions with Affiliates
INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Water Island Capital, LLC (the “Adviser”) under the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund’s average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund’s average daily net assets.
The Adviser has contractually agreed, at least until August 31, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.69% of the Funds’ average daily net assets attributable to Class R shares and 1.44% of the Funds’ average daily net assets attributable to Class I shares.
The Adviser is permitted to recapture fees waived and expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class,

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser can recapture any fees it has waived after October 1, 2009 within a three-year period subject to the applicable annual rate of 1.69% for Class R shares and 1.44% for Class I shares. As of May 31, 2011, no fees were available to be recaptured for the Arbitrage Fund. As of May 31, 2011, the Adviser may in the future recapture from the Event-Driven Fund fees waived and expenses reimbursed totaling $96,195 of which $96,195 expires May 31, 2014.
Certain officers of the Trust are also officers of the Adviser. The Vice President of the Trust also serves as Chief Compliance Officer (“CCO”) of the Trust and of the Adviser. The Funds pay the Adviser 50% of the CCO’s salary for providing CCO services.
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, as amended on July 20, 2010 (the “Administration Agreement”), SEI Investments Global Funds Services (“SEIGFS”) supplies administrative and fund accounting services to the Funds, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, SEIGFS receives a monthly fee at an annual rate of 0.10% of the Arbitrage Fund’s average daily net assets on the first $250 million; 0.095% of such assets on the next $250 million; and 0.08% of such assets in excess of $500 million, subject to a minimum annual fee of $225,000 for the Arbitrage Fund for the period beginning September 1, 2009 and ending August 31, 2011. SEIGFS receives a monthly fee at an annual rate of 0.08% of the Event-Driven Fund’s average daily net assets on the first $300 million; 0.075% on net assets between $300 million and $800 million; and 0.06% of such assets in excess of $800 million. For the year or period ended May 31, 2011, SEIGFS was paid $1,697,467 and $2,894 by the Arbitrage Fund and Event-Driven Fund, respectively, under the Administration Agreement.
Certain officers of the Trust are also officers of SEIGFS. Such officers are paid no fees by the Trust for serving as officers of the Trust.
TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and DST Systems, Inc. (“DST”), DST maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Arbitrage Fund and Event-Driven Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, DST receives from the Funds a monthly complex minimum fee, including two cusips, at an annual rate of $65,000 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $10,000 per cusip per year.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
DISTRIBUTION AGREEMENT
The Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class R shares, which permits Class R to reimburse the Adviser, SEI Investments Distribution Co. (the “Distributor”) and others monthly for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may compensate any broker-dealer with whom the distributor or the Funds, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to Class R shares. During the year ended May 31, 2011, the Arbitrage Fund paid Class R distribution expenses of $2,131,390 pursuant to the Plan. During the period from October 1, 2010 (commencement of operations) to May 31, 2011, the Event-Driven Fund paid Class R distribution expenses of $1,949 pursuant to the Plan.
Under the terms of a Distribution Agreement between the Trust and the Distributor, the Distributor serves as principal underwriter and national distributor for the shares of the Funds. The Funds’ shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Funds. The Distributor is an affiliate of SEI Investments Global Funds Services.
5. Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year	Year
	Ended	Ended
	May 31,	May 31,
	2011	2010
Arbitrage Fund — Class R
Shares sold	36,911,249	56,490,655
Shares issued in reinvestment of distributions	1,448,057	673,937
Shares redeemed	(31,248,196)	(14,057,959)

Net increase in shares outstanding	7,111,110	43,106,633
Shares outstanding at beginning of year	60,749,495	17,642,862

Shares outstanding at end of year	67,860,605	60,749,495

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011

	Year	Year
	Ended	Ended
	May 31,	May 31,
	2011	2010
Arbitrage Fund — Class I
Shares sold	97,992,569	43,139,200
Shares issued in reinvestment of distributions	1,529,559	522,890
Shares redeemed	(41,656,416)	(6,370,550)

Net increase in shares outstanding	57,865,712	37,291,540
Shares outstanding at beginning of year	45,922,475	8,630,935

Shares outstanding at end of year	103,788,187	45,922,475

Period
Ended
May 31,
2011*
Arbitrage Event-Driven Fund — Class R
Shares sold	483,239
Shares issued in reinvestment of distributions	536
Shares redeemed	(8,042)

Net increase in shares outstanding	475,733
Shares outstanding at beginning of period	—

Shares outstanding at end of period	475,733

Period
Ended
May 31,
2011*
Arbitrage Event-Driven Fund — Class I
Shares sold	1,169,086
Shares issued in reinvestment of distributions	3,045
Shares redeemed	(29,886)

Net increase in shares outstanding	1,142,245
Shares outstanding at beginning of period	—

Shares outstanding at end of period	1,142,245

*	Commenced operations on October 1, 2010.
6. Foreign Currency Translation
Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:
A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.
Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.
7. Contingencies and Commitments
The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
8. Securities Lending
In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Funds, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan in the Funds as of May 31, 2011.

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
9. Derivative Contracts
Written Options — A summary of put and call option contracts written in the Arbitrage Fund during the year ended May 31, 2011 is as follows:

	Option	Option
	Contracts	Premiums

Options outstanding at beginning of year	80,463	$10,086,217
Options written	1,140,930	126,670,477
Options canceled in a closing purchase transaction	(66,518)	(7,124,293)
Options exercised	(527,686)	(79,373,964)
Options expired	(579,299)	(45,654,397)

Options outstanding at end of year	47,890	$4,604,040

A summary of put and call option contracts written in the Event-Driven Fund during the period from October 1, 2010 (commencement of operations) to May 31, 2011 is as follows:

	Option	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	3,631	349,179
Options canceled in a closing purchase transaction	(148)	(19,944)
Options exercised	(1,046)	(145,469)
Options expired	(2,055)	(133,690)

Options outstanding at end of period	382	$50,076

Forward Currency Exchange Contracts — Goldman Sachs is the counterparty for all forward foreign currency exchange contracts in the Arbitrage Fund. As of May 31, 2011, the Arbitrage Fund had forward foreign currency exchange contracts outstanding as follows:

					Unrealized
		Currency		Currency	Appreciation
Settlement Date		to Deliver		to Receive	(Depreciation)

06/15/11	AUD	204,298,391	USD	205,122,525	$(12,529,732)
06/15/11	CAD	398,659,316	USD	408,546,733	(2,870,703)
06/15/11	CHF	5,169,000	USD	5,907,159	(157,501)
06/15/11	DKK	309,310,000	USD	57,932,594	(1,777,748)
06/15/11	EUR	139,539,997	USD	196,248,707	(4,431,566)
06/15/11	GBP	8,241,000	USD	13,318,708	(234,120)
06/15/11	HKD	38,990,000	USD	5,007,341	(6,460)
06/15/11	JPY	661,470,000	USD	8,188,277	73,460
06/15/11	NOK	61,940,000	USD	11,152,188	(343,708)
06/15/11	PZL	18,250,000	USD	6,266,094	(378,027)
06/15/11	SEK	117,857,000	USD	18,324,393	(770,137)
06/15/11	SGD	17,984,000	USD	14,169,755	(413,620)
06/15/11	USD	92,178,783	AUD	88,160,000	1,743,753

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011

					Unrealized
		Currency		Currency	Appreciation
Settlement Date		to Deliver		to Receive	(Depreciation)

06/15/11	USD	211,059,160	CAD	204,300,000	$(221,036)
06/15/11	USD	5,933,457	CHF	5,169,000	131,202
06/15/11	USD	59,430,768	DKK	309,310,000	279,574
06/15/11	USD	110,957,527	EUR	76,990,800	(232,753)
06/15/11	USD	13,482,583	GBP	8,241,000	70,245
06/15/11	USD	5,017,257	HKD	38,990,000	(3,456)
06/15/11	USD	7,885,783	JPY	661,470,000	229,035
06/15/11	USD	6,440,945	PZL	18,250,000	203,177
06/15/11	USD	18,721,591	SEK	117,857,000	372,940
06/15/11	USD	370,000	ZAR	54,030	(216)

					$(21,267,397)

AUD — Australian Dollar	GBP — British Pound	SEK — Swedish Krona
CAD — Canadian Dollar	HKD — Hong Kong Dollar	SGD — Singapore Dollar
CHF — Swiss Franc	JPY — Japanese Yen	USD — United States Dollar
DKK — Danish Krone	NOK — Norwegian Krone	ZAR — South African Rand
EUR — Euro	PZL — Polish Zloty
Goldman Sachs is the counterparty for all forward foreign currency exchange contracts in the Event-Driven Fund. As of May 31, 2011, the Event-Driven Fund had forward foreign currency exchange contracts outstanding as follows:

					Unrealized
		Currency		Currency	Appreciation
Settlement Date		to Deliver		to Receive	(Depreciation)

06/15/11	AUD	2,610,400	USD	2,650,804	$(130,224)
06/15/11	CAD	1,593,500	USD	1,633,976	(10,520)
06/15/11	CHF	213,000	USD	241,438	(8,470)
06/15/11	DKK	958,000	USD	179,313	(5,622)
06/15/11	EUR	381,200	USD	537,271	(10,954)
06/15/11	GBP	134,000	USD	216,356	(4,016)
06/15/11	HKD	730,000	USD	93,750	(122)
06/15/11	NOK	111,000	USD	20,057	(544)
06/15/11	USD	1,221,216	AUD	1,171,000	26,326
06/15/11	USD	914,863	CAD	880,000	(6,701)
06/15/11	USD	11,483	CHF	10,000	250
06/15/11	USD	184,603	DKK	958,000	333
06/15/11	USD	275,244	EUR	194,000	3,758
06/15/11	USD	219,341	GBP	134,000	1,030
06/15/11	USD	93,929	HKD	730,000	(57)

					$(145,533)

AUD — Australian Dollar	DKK — Danish Krone	HKD — Hong Kong Dollar
CAD — Canadian Dollar	EUR — Euro	NOK — Norwegian Krone
CHF — Swiss Franc	GBP — British Pound	USD — United States Dollar

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
Fair Value of Derivative Instruments — The fair value of derivative instruments in the Arbitrage Fund as of May 31, 2011, was as follows:

	Asset Derivatives		Liability Derivatives
	May 31, 2011		May 31, 2011
Derivatives Not Accounted	Statement of Assets	Fair	Statement of Assets	Fair
for as Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Forward currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,359,104	Unrealized depreciation on forward foreign currency exchange contracts	$(26,626,501)
Equity swap contracts	Unrealized appreciation on equity swap contracts	—	Unrealized depreciation on equity swap contracts	(425,634)
Equity option contracts	Investments, at value	1,823,905	Written options, at value	(6,117,190)

Total Derivatives Not Accounted for as Hedging Instruments		$7,183,009		$(33,169,325)

The effect of derivative instruments on the Arbitrage Fund’s Statement of Operations for the year ended May 31, 2011, was as follows:
Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

		Forward
Derivatives Not		Currency	Equity
Accounted for as	Option	Exchange	Swap
Hedging Instruments	Contracts	Contracts	Contracts	Total

Forward exchange contracts	$—	$(28,554,760)	$—	$(28,554,760)
Equity contracts	30,097,156	—	9,041,369	39,138,525

Total	$30,097,156	$(28,554,760)	$9,041,369	$10,583,765

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

		Forward
Derivatives Not		Currency	Equity
Accounted for as	Option	Exchange	Swap
Hedging Instruments	Contracts	Contracts	Contracts	Total

Forward exchange contracts	$—	$(31,758,166)	$—	$(31,758,166)
Equity contracts	(2,728,004)	—	1,547,489	(1,180,515)

Total	$(2,728,004)	$(31,758,166)	$1,547,489	$(32,938,681)

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
The fair value of derivative instruments in the Event-Driven Fund as of May 31, 2011, was as follows:

	Asset Derivatives		Liability Derivatives
	May 31, 2011		May 31, 2011
Derivatives Not Accounted	Statement of Assets	Fair	Statement of Assets	Fair
for as Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Forward currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$40,745	Unrealized depreciation on forward foreign currency exchange contracts	$(186,278)
Equity swap contracts	Unrealized appreciation on equity swap contracts	—	Unrealized depreciation on equity swap contracts	(256)
Equity option contracts	Investments, at value	17,406	Written options, at value	(47,830)
Total Derivatives Not Accounted for as Hedging Instruments		$58,151		$(234,364)
The effect of derivative instruments on the Event-Driven Fund’s Statement of Operations for the period from October 1, 2010 (commencement of operations) to May 31, 2011, was as follows:
Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

		Forward
Derivatives Not		Currency
Accounted for as	Option	Exchange
Hedging Instruments	Contracts	Contracts	Total

Forward exchange contracts	$—	$(26,652)	$(26,652)
Equity contracts	112,494	—	112,494

Total	$112,494	$(26,652)	$85,842

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

		Forward
Derivatives Not		Currency	Equity
Accounted for as	Option	Exchange	Swap
Hedging Instruments	Contracts	Contracts	Contracts	Total

Forward exchange contracts	$—	$(145,533)	$—	$(145,533)
Equity contracts	(13,449)	—	(256)	(13,705)

Total	$(13,449)	$(145,533)	$(256)	$(159,238)

THE ARBITRAGE FUNDS
Notes to the Financial Statements (Continued)
May 31, 2011
10. Recent Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
11. Subsequent Events
On July 26, 2011, the Board of Trustees of the Trust (“Board”) authorized the termination of the Administration Agreement between SEI Investments Global Funds Services and the Trust effective August 31, 2011 and approved an Administrative, Bookkeeping and Pricing Services Agreement between the Trust and ALPS Fund Services, Inc. effective August 8, 2011.
Also on July 26, 2011, the Board ratified the termination of the Distribution Agreement between the Trust and SEI Investments Distribution Co. effective July 29, 2011 and approved a Distribution Agreement with ALPS Distributors, Inc. effective August 1, 2011.
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ARBITRAGE FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders
The Arbitrage Funds
We have audited the accompanying statements of assets and liabilities of The Arbitrage Fund and The Arbitrage Event-Driven Fund, each a series of shares of The Arbitrage Funds (The “Funds”), including the schedules of investments as of May 31, 2011, and for the Arbitrage Fund the related statement of operations and statement of cash flows for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the five years in the period then ended, and for The Arbitrage Event-Driven Fund the related statement of operations, statement of cash flows, the changes in net assets and the financial highlights for the period October 1, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund and The Arbitrage Event-Driven Fund as of May 31, 2011, and for the Arbitrage Fund the results of its operations and statement of cash flows for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the five years in the period then ended, and for The Arbitrage Event-Driven Fund the results of its operations, statement of cash flows, the changes in net assets and the financial highlights for the period October 1, 2010 (commencement of operations) to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 1, 2011

THE ARBITRAGE FUNDS
Disclosure of Fund Expenses (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the following page illustrates your Fund’s costs in two ways.
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ARBITRAGE FUNDS
Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	December 1, 2010	May 31, 2011	Ratios†	During Period*

The Arbitrage Fund — Class R
Based on Actual Fund Return	$1,000.00	$1,012.10	1.54%	$7.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.25	1.54%	$7.75

The Arbitrage Fund — Class I
Based on Actual Fund Return	$1,000.00	$1,013.80	1.29%	$6.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.50	1.29%	$6.49

†	The annualized expense ratios exclude dividend expense and interest rebate expense incurred during the six-month period.

*	Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	December 1, 2010	May 31, 2011	Ratios†	During Period*

The Arbitrage Fund — Class R
Based on Actual Fund Return	$1,000.00	$1,012.10	2.17%	$10.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.11	2.17%	$10.90

The Arbitrage Fund — Class I
Based on Actual Fund Return	$1,000.00	$1,013.80	1.92%	$9.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.36	1.92%	$9.65

†	The annualized expense ratios include dividend expense and interest rebate expense incurred during the six-month period.

*	Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ARBITRAGE FUNDS
Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	December 1, 2010	May 31, 2011	Ratios†	During Period*
The Arbitrage Event-Driven Fund — Class R
Based on Actual Fund Return	$1,000.00	$1,019.00	1.69%	$8.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.50	1.69%	$8.50

The Arbitrage Event-Driven Fund — Class I
Based on Actual Fund Return	$1,000.00	$1,020.40	1.44%	$7.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.75	1.44%	$7.24

†	The annualized expense ratios exclude dividend expense and interest rebate expense incurred during the six-month period.

*	Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	December 1, 2010	May 31, 2011	Ratios†	During Period*
The Arbitrage Event-Driven Fund — Class R
Based on Actual Fund Return	$1,000.00	$1,019.00	2.15%	$10.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.21	2.15%	$10.80

The Arbitrage Event-Driven Fund — Class I
Based on Actual Fund Return	$1,000.00	$1,020.40	1.90%	$9.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.46	1.90%	$9.55

†	The annualized expense ratios include dividend expense and interest rebate expense incurred during the six-month period.

*	Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ARBITRAGE FUNDS
Other Information (Unaudited)
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC’s website at http://www.sec.gov.
The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE ARBITRAGE FUNDS
Trustees’ Renewal of Advisory Agreement (Unaudited)
On April 26, 2011, the Board of Trustees (the “Board”) of The Arbitrage Funds (the “Funds”), including a majority of its independent Trustees, approved the continuation of the Funds’ investment advisory agreements with Water island Capital, LLC, the Fund’s investment adviser (hereafter referred to as the “Adviser”). The Board determined that continuation of the investment advisory agreements was in the best interests of the Funds and their shareholders.
The Board based its decision upon its most recent review of the Adviser’s investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreements. Rather, it was the totality of the factors that led to the decision.
Nature, Extent, and Quality of Services
The Board considered the experience of the personnel managing the Funds’ assets as well as the quality of the Funds’ investment management over both short- and long-term periods. The Board concluded the Adviser has provided high quality consistent service to the Funds and their shareholders.
Cost
The Board considered each Fund’s overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of each Fund’s overall expense ratio, the Board also considered the Adviser’s long term commitment to cap operating expenses reflected first in its decision to waive a portion of its advisory fee, and then, with respect to the Arbitrage Fund, in its decision to permanently lower its advisory fee. The Board during its review of costs considered each Fund’s advisory fee, comparing the fee to other funds offering similar investment strategies.
The Board recognized that each Fund’s overall expense ratio is competitive with comparably managed funds and concluded that shareholders are receiving quality investment options for a reasonable price. The Board also concluded that, although the advisory fees payable to the Adviser are somewhat higher than the average of fees for other comparably managed funds, the fees are reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.
Profitability of Adviser
The Board considered the Adviser’s profitability with regards to its management of the Funds, concluding that the Adviser’s profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Funds.
The Board considered the Funds’ short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board concluded that the Funds’ performance warranted continuation of the investment advisory agreements.

THE ARBITRAGE FUNDS
Trustees’ Renewal of Advisory Agreement (Unaudited) (Continued)
Economies of Scale and Ancillary Benefits
The Board concluded that the breakpoints incorporated in the investment advisory agreements reflect economies of scale realized as the Funds grow.
The Board also considered the “ancillary benefits” to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds. The Board did consider the level of soft dollar activity, concluding that research derived from these trades was useful to the Funds and their shareholders.

THE ARBITRAGE FUNDS
Board of Trustees and Officers (Unaudited)
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee/			Position Held	Length of
Executive Officer	Address	Age	with the Trust	Time Served
*John S. Orrico, CFA	41 Madison Avenue, 42nd Floor	51	President, Secretary,	Since May 2000
	New York, NY 10010		Treasurer and Trustee

*Joel C. Ackerman	295 Central Park West	66	Trustee	Since May 2000
	New York, NY 10024

John C. Alvarado	The Seaport Group	51	Trustee	Since December 2003
	1200 Smith Street, Suite 1600
	Houston, TX 77002

Burtt R. Ehrlich	636 Riverville Rd.	72	Trustee	Since March 2005
	Greenwich, CT 06831

Jay N. Goldberg	Hudson Venture Partners	70	Trustee	Since May 2000
	535 Fifth Avenue, 14th Floor
	New York, NY 10017

Matthew Hemberger	41 Madison Avenue, 42nd Floor New York, NY 10010	52	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since May 2000

Eric Kleinschmidt	One Freedom Valley Drive Oaks, PA 19456	43	Chief Financial Officer	Since July 2005

Carolyn Mead	One Freedom Valley Drive Oaks, PA 19456	54	Assistant Vice President and Assistant Secretary	Since November 2008

Bernadette Sparling	One Freedom Valley Drive Oaks, PA 19456	34	Assistant Vice President and Assistant Secretary	Since November 2008

Joseph M. Gallo	One Freedom Valley Drive Oaks, PA 19456	38	Assistant Vice President and Assistant Secretary	Since October 2007

*	Messrs. Orrico and Ackerman are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE ARBITRAGE FUNDS
Board of Trustees and Officers (Unaudited) (Continued)
Each Trustee oversees the portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:
John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. and Gruss and Co. (financial management firms).
Joel C. Ackerman is currently working for G-2 Trading, LLC since 2007. During 2003, he was a Partner with Crossroads Investments LP and a Partner with LRL Capital (hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (hedge fund).
John C. Alvarado is a Managing Director for The Seaport Group. The Seaport Group, founded in 2001, is a credit focused investment bank. Mr. Alvarado is Managing Director of Energy Related Corporate Finance for the firm. Prior to joining Seaport, Mr. Alvarado was Founder and Managing Member of Power Capital Partners LLC, an energy related financial consulting firm, Cofounder/Partner of the Stratum Group LP, an oil and gas mezzanine finance group, and Senior VP of MG Trade Finance Corp. He has seven years of direct Industry experience with Occidental Petroleum Corporation and Shell Oil Company. He earned a BBA in Finance — New Mexico State University and an MBA in Finance, Fordham University.
Burtt R. Ehrlich served as director of Armor Holdings, Inc. from January 1996 to July 2007, director of Clarus Corp. from June 2002 to May 2010, and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.
Jay N. Goldberg is General Partner of Hudson Ventures (a venture capital company).
Matthew Hemberger is Chief Compliance Officer of the Adviser, Chief Compliance Officer to the Trust, and Anti-Money Laundering Compliance Officer to the Trust. Prior to March 2001, he was an Analyst, Assistant Portfolio Manager, and CFO at Lindemann Capital Partners, L.P.
Eric Kleinschmidt is Chief Financial Officer to the Trust. He has been employed by SEI Investments since 1995 and is Director of SEI Investments Fund Accounting since 2004, after serving as Manager from 1999 to 2004.

THE ARBITRAGE FUNDS
Board of Trustees and Officers (Unaudited) (Continued)
Joseph M. Gallo is Assistant Vice President and Assistant Secretary to the Trust. He is also Corporate Counsel to the Administrator. Prior to joining SEI, he was Associate Counsel of ICMA Retirement Corporation from 2004 to 2007. From 2002 to 2004, he was a Federal Investigator for the U.S. Department of Labor.
Carolyn Mead is Assistant Vice President and Assistant Secretary to the Trust. She is also Corporate Counsel to the Administrator. Prior to joining SEI, Carolyn was an associate at Stradley, Ronon, Stevens & Young.
Bernadette Sparling is Assistant Vice President and Assistant Secretary to the Trust. She is also Corporate Counsel to the Administrator and Team Leader of the unit that supports the Investment Management Services Department of SEI. Prior to joining SEI, Bernadette was Associate Counsel at Blank Rome LLP from 2001 to 2005.
Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

THE ARBITRAGE FUNDS
Notice to Shareholders (Unaudited)
For shareholders that do not have a May 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2011, the Funds are designating the following items with regard to distributions paid during the year.
The Arbitrage Fund

Qualifying
Long Term	Ordinary			Qualifying	Interest	Short-Term
Capital Gain	Income	Total	Qualifying	Dividend	Related	Capital
Distributions	Distributions	Distributions	Dividends(1)	Income(2)	Dividends(3)	Gain(4)
0.04%	99.96%	100.00%	3.13%	3.13%	0.00%	100.00%
The Arbitrage Event-Driven Fund

Qualifying
Long Term	Ordinary			Qualifying	Interest	Short-Term
Capital Gain	Income	Total	Qualifying	Dividend	Related	Capital
Distributions	Distributions	Distributions	Dividends(1)	Income(2)	Dividends(3)	Gain(4)
0.00%	100.00%	100.00%	3.19%	3.19%	3.67%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

NOTES

NOTES

NOTES

NOTES

800-295-4485
www.thearbitragefunds.com

Adviser	Water Island Capital, LLC
41 Madison Avenue
42nd Floor
New York, NY 10010

Distributor	SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Transfer Agent	DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Custodian	State Street Bank and Trust Company
225 Liberty Street
New York, NY 10281
ARB (7/11)

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers. The Registrant has not made any amendments to its code of ethics during the covered period. The Registrant has not granted any waivers from any provisions of the code of ethics during the covered period.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Tait, Weller & Baker LLP related to the Trust
Tait, Weller & Baker LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2011			2010
			All fees and	All other fees		All fees and	All other fees
			services to	and services to		services to	and services to
		All fees and	Service	Service	All fees and	Service	service
		services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
		Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
		pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a)	Audit Fees(1)	$37,000	$0	$0	$22,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:
(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Registrant’s full audit committee is responsible for any required pre-approval of audit or non-audit services, and pre-approves audit or non-audit services pursuant to policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%
(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Arbitrage Funds

By (Signature and Title)*	/s/ John S. Orrico John S. Orrico
President and Treasurer
Date: July 31, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John S. Orrico John S. Orrico
Date: July 31, 2011	President and Treasurer

By (Signature and Title)*	/s/ Eric Kleinschmidt Eric Kleinschmidt
Chief Financial Officer
Date: July 31, 2011

*	Print the name and title of each signing officer under his or her signature.